united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

17605 Wright Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

Vertical Capital Income Fund
Cusip: 92535C104
VCAPX

Annual Report
September 30, 2016

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

March 21, 2017

Dear Shareholders:

We are pleased to report the completion of another successful year for the Vertical Capital Income Fund (the “Fund”). Consistent with our investment objective to seek income, the Fund once again made continuous monthly distributions for each of the last twelve months of its fiscal year ending September 30, 2016. During the same period, the Fund produced a total return (load waived) of 15.10% compared to one of its key benchmarks, the Barclays Capital Mortgage Backed Securities Index (the “Barclays Index”), which had a total return of 3.61%. Including the maximum load of 4.50%, the Fund had a total return of 9.94%. Since inception the Fund has produced a cumulative total return of 9.74% (load waived) and 8.69% (including the maximum load). This compares to 2.60% for the Barclays Index. The SEC Annual Yield was 1.72% as measured on September 30, 2016.

Investment Strategy

The Fund’s investment strategy is to purchase performing first lien residential mortgages at a discount to their unpaid principal balances (UPB). The Fund’s current distributions are supported from the receipt of monthly interest payments, after payment of the Fund’s operating expenses. The Fund’s annual total return includes its current earnings plus any unrealized gains or losses in the estimated value of the Fund’s investments, or realized gains or losses when a loan is paid off or sold for more, or less, than its carrying value.

The Fund continues to have ample acquisition opportunities as these are generated, in part, from new purchase mortgage originations, refinance originations, loan modifications, short-term loans and, in part, from trading activity among secondary market participants. At the end of 2016 the one-to-four family residences market in which the Fund invests had $10.2 trillion of outstanding loans, of which $837 billion were owned by non-institutional or government-related holders. Total originations were almost $1.9 trillion in 2016 and are generally expected to decrease to about $1.6 trillion, a number that’s in line with historical stabilized market levels. New purchase originations in 2017 are estimated to increase by 10% as the U.S. continues to have strong household formation coupled with future job and wage growth and continuing home price appreciation, whereas refinance originations are estimated to be lower as interest rates are expected to rise .

During the fiscal year we acquired 148 loans with the following average characteristics: 79.7% price to UPB, 63.0% loan to value, 4.5% coupon, 5.7% effective rate and a FICO score of 665. Each of these metrics compares favorably to the portfolio averages as a whole as of September 30, 2016: 80.1% price to UPB, 73.5% price to updated real estate value, 4.2% coupon, 5.5% effective rate and a FICO score of 663. We attribute the improvement in acquisition metrics to our constant search for new selling relationships and buying opportunities and our strict adherence to an investment process that results in acquiring only the most attractive risk-adjusted loans at price levels where we want to own them.

Macroeconomic and Housing Market Outlook

Economic growth continues to advance at a slow but positive pace, generally in the 2% range; with wage growth slightly higher at 2.5%. Inflation has been a concern of the Federal Reserve and most experts assume that the Fed will raise short-term interest rates two to four times during 2017. The Fed is also expected to decrease the size of its balance sheet which could impact its purchases of mortgage-backed securities and longer term Treasuries, a significant factor in the marketplace since the economic downturn. There is also a continued shortage of housing, especially at the affordable end of the market, that will not be remedied during 2017, so we are confident that we will continue to see ample investment opportunities at attractive prices going forward.

Fund Results of Operations and Liquidity

The Fund continued its track record of making continuous monthly cash dividends that were fully covered by operating earnings; and, like prior years, ended the year in a positive net working capital position. The Fund raised $44.4 million from the sale of equity shares, including the DRIP, and obtained another $22.1 million from loans sales and loan prepayments. The Fund invested $23.3 million in new investments and funded redemptions totaling $36.1 million.

In conclusion, we are pleased with the Fund’s performance for the fiscal year and believe there are many reasons to be optimistic about the future.

We thank you for your investment in Vertical Capital Income Fund.

Regards,

Robert J. Chapman
Chairman of the Board of Trustees and Co-Portfolio Manager

David Aisner
Co-Portfolio Manager

Vertical Capital Income Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through September 30, 2016*

	One Year	Since Inception*
The Vertical Capital Income Fund	15.10%	9.74%
The Vertical Capital Income Fund with load	9.94%	8.68%
Barclays Capital Mortgage Backed Securities Index	3.61%	2.60%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns.

The Barclays Capital Mortgage Backed Securities Index is an unmanaged index composed of securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors can not invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, is 2.67% per the December 18, 2015 Prospectus. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month -end,please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION** (Unaudited)

Mortgage Notes	99.8%
Other Investments	0.2%
100.0%

** Based on Investments at Value as of September 30, 2016.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 93.2%
$120,108	Loan ID 200003	Fixed	7.250%	9/1/2035	$111,716
270,086	Loan ID 200004	Fixed	7.990%	10/1/2036	283,590
69,619	Loan ID 200006	ARM	7.990%	1/1/2036	73,100
51,127	Loan ID 200008	ARM	4.250%	3/28/2035	53,683
51,369	Loan ID 200012	ARM	9.800%	7/1/2037	44,547
56,984	Loan ID 200013	Fixed	5.250%	9/1/2040	55,765
38,401	Loan ID 200015	Fixed	7.000%	8/1/2030	11,993
39,779	Loan ID 200016	ARM	10.375%	1/1/2031	41,768
53,446	Loan ID 200018	Fixed	7.000%	1/1/2033	52,736
61,290	Loan ID 200019	Fixed	5.000%	12/1/2036	53,736
77,385	Loan ID 200020	Fixed	5.630%	7/1/2033	81,254
100,651	Loan ID 200023	Fixed	5.875%	12/1/2050	83,276
134,130	Loan ID 200025	ARM	3.375%	3/1/2034	140,837
205,980	Loan ID 200026	Interest Only	4.750%	1/1/2050	109,730
228,102	Loan ID 200028	Interest Only	4.750%	6/1/2050	202,177
217,913	Loan ID 200029	Fixed	6.310%	7/1/2037	167,714
279,709	Loan ID 200031	Fixed	5.000%	1/1/2051	293,695
338,589	Loan ID 200032	Fixed	3.130%	1/1/2051	327,260
561,834	Loan ID 200035	Fixed	4.000%	11/1/2050	445,110
66,954	Loan ID 200036	Fixed	7.940%	1/12/2034	70,302
164,743	Loan ID 200037	Fixed	7.800%	5/1/2035	172,980
121,768	Loan ID 200041	Fixed	4.875%	8/1/2039	127,856
41,678	Loan ID 200042	Fixed	7.000%	12/1/2037	43,762
63,243	Loan ID 200043	Fixed	6.125%	7/1/2039	66,405
121,293	Loan ID 200045	Fixed	5.625%	12/1/2038	127,358
38,441	Loan ID 200046	Fixed	8.000%	7/1/2027	38,441
53,344	Loan ID 200048	Fixed	5.500%	8/1/2039	56,011
89,285	Loan ID 200051	Fixed	8.150%	11/1/2034	25,802
158,684	Loan ID 200052	Fixed	5.125%	5/1/2040	166,618
61,149	Loan ID 200053	Fixed	5.000%	9/1/2042	30,967
56,042	Loan ID 200054	Fixed	8.250%	3/1/2039	58,844
83,863	Loan ID 200055	Fixed	10.000%	1/5/2036	88,056
127,883	Loan ID 200057	ARM	3.125%	10/1/2036	107,431
59,855	Loan ID 200059	Fixed	6.000%	8/1/2039	29,931
35,135	Loan ID 200060	Fixed	5.750%	8/1/2039	36,892
31,141	Loan ID 200061	Fixed	5.750%	7/1/2024	32,698
26,553	Loan ID 200065	ARM	7.500%	1/1/2037	27,880
222,319	Loan ID 200072	Fixed	0.000%	2/1/2051	233,435
168,535	Loan ID 200073	Fixed	0.000%	2/1/2026	176,962
157,266	Loan ID 200074	Fixed	0.000%	2/1/2031	165,129
205,360	Loan ID 200075	Fixed	4.250%	2/1/2042	215,629
171,640	Loan ID 200076	Fixed	4.250%	12/1/2041	139,416
73,524	Loan ID 200077	Fixed	3.750%	8/1/2042	76,169
32,748	Loan ID 200078	Fixed	7.000%	8/1/2036	32,296

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$135,816	Loan ID 200079	Fixed	2.000%	8/1/2049	$44,252
138,151	Loan ID 200081	Fixed	2.000%	9/1/2037	45,100
68,203	Loan ID 200082	Fixed	8.250%	4/1/2040	62,001
187,530	Loan ID 200084	Fixed	7.000%	3/1/2039	164,198
198,242	Loan ID 200086	Fixed	3.000%	11/1/2050	108,975
224,564	Loan ID 200087	Fixed	5.000%	3/1/2051	145,347
124,118	Loan ID 200088	Fixed	7.000%	6/1/2039	108,460
269,541	Loan ID 200089	Fixed	2.000%	3/1/2052	174,693
274,810	Loan ID 200090	Fixed	2.000%	11/1/2036	65,571
285,613	Loan ID 200091	Fixed	2.000%	11/1/2051	210,696
260,658	Loan ID 200092	Fixed	3.380%	5/1/2036	169,709
135,491	Loan ID 200093	Fixed	5.000%	2/1/2038	134,705
234,518	Loan ID 200094	ARM	3.375%	9/1/2037	165,679
380,584	Loan ID 200100	Fixed	5.000%	7/1/2037	347,249
74,405	Loan ID 200102	Fixed	8.250%	3/1/2040	67,833
185,410	Loan ID 200105	Fixed	3.000%	12/1/2050	82,614
156,474	Loan ID 200106	Fixed	2.000%	2/1/2052	68,255
442,886	Loan ID 200107	Fixed	2.000%	7/1/2052	216,056
186,255	Loan ID 200108	Fixed	3.000%	6/1/2047	146,328
113,456	Loan ID 200110	Fixed	8.250%	8/1/2039	115,352
206,929	Loan ID 200111	Fixed	6.000%	11/1/2050	60,433
305,250	Loan ID 200112	Fixed	3.000%	9/1/2049	93,509
125,790	Loan ID 200114	Fixed	3.000%	10/1/2051	73,738
407,184	Loan ID 200115	Fixed	2.000%	11/1/2051	133,872
148,031	Loan ID 200116	Fixed	7.125%	3/1/2039	130,003
405,886	Loan ID 200125	Fixed	2.000%	5/1/2051	206,177
126,161	Loan ID 200126	Fixed	8.250%	8/1/2039	128,444
141,983	Loan ID 200127	Fixed	5.000%	8/1/2039	46,875
72,965	Loan ID 200128	Fixed	3.000%	7/1/2037	34,625
461,304	Loan ID 200129	Fixed	4.625%	3/1/2052	353,853
34,420	Loan ID 200131	Fixed	3.875%	11/1/2027	35,847
229,514	Loan ID 200133	Fixed	3.490%	1/1/2043	235,478
185,457	Loan ID 200134	Fixed	3.750%	12/1/2042	192,712
124,256	Loan ID 200135	Fixed	4.375%	12/1/2042	130,469
231,095	Loan ID 200136	Fixed	2.875%	10/1/2027	226,886
127,523	Loan ID 200137	Fixed	4.500%	9/1/2042	133,899
46,219	Loan ID 200139	Fixed	4.625%	5/1/2027	48,530
79,694	Loan ID 200141	Fixed	4.250%	2/1/2042	83,679
127,773	Loan ID 200143	Fixed	3.000%	2/1/2037	127,741
391,425	Loan ID 200145	Fixed	2.000%	8/1/2051	252,578
100,089	Loan ID 200152	ARM	3.750%	9/1/2037	89,976
98,693	Loan ID 200154	Fixed	11.050%	9/1/2037	103,628
54,116	Loan ID 200156	Fixed	8.130%	9/19/2032	45,952
122,981	Loan ID 200157	Fixed	3.750%	1/1/2043	119,567

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$158,032	Loan ID 200158	Fixed	3.625%	12/1/2042	$146,456
183,360	Loan ID 200159	Fixed	3.750%	6/1/2042	190,277
127,920	Loan ID 200160	Fixed	3.250%	2/1/2043	129,098
470,129	Loan ID 200161	Fixed	3.875%	11/1/2041	490,891
226,738	Loan ID 200162	Fixed	3.875%	7/1/2042	236,629
120,169	Loan ID 200163	Fixed	4.000%	1/1/2042	125,794
199,369	Loan ID 200165	Fixed	4.375%	12/1/2041	209,337
118,538	Loan ID 200166	Fixed	4.000%	2/1/2032	123,922
124,794	Loan ID 200168	Fixed	3.750%	10/1/2042	128,667
24,282	Loan ID 200169	Fixed	6.923%	9/1/2034	25,497
142,095	Loan ID 200172	Fixed	7.250%	2/1/2037	148,795
91,918	Loan ID 200174	Fixed	7.340%	4/1/2037	96,514
53,298	Loan ID 200175	Fixed	9.600%	5/1/2037	55,750
55,325	Loan ID 200177	Fixed	8.000%	1/11/2022	58,091
18,586	Loan ID 200179	Fixed	7.250%	7/27/2019	19,515
112,483	Loan ID 200181	Fixed	7.500%	6/1/2041	118,107
84,792	Loan ID 200182	Fixed	8.750%	10/10/2016	89,032
74,760	Loan ID 200184	Fixed	4.375%	12/1/2042	69,929
28,472	Loan ID 200185	Fixed	5.375%	6/1/2042	29,896
54,291	Loan ID 200186	Fixed	5.125%	8/1/2042	57,005
152,059	Loan ID 200188	Fixed	3.875%	2/1/2043	158,545
170,535	Loan ID 200189	Fixed	4.125%	8/1/2042	179,061
338,645	Loan ID 200190	Fixed	3.625%	11/1/2042	350,076
131,689	Loan ID 200191	Fixed	4.125%	11/1/2042	138,274
166,035	Loan ID 200194	Fixed	4.750%	9/1/2041	174,337
269,388	Loan ID 200195	Fixed	3.875%	3/1/2042	281,101
101,511	Loan ID 200196	Fixed	4.500%	1/1/2043	106,586
39,541	Loan ID 200197	Fixed	4.750%	11/1/2042	41,518
41,373	Loan ID 200198	Fixed	5.250%	10/1/2042	43,441
291,418	Loan ID 200199	Fixed	4.000%	9/1/2042	304,423
248,214	Loan ID 200200	Fixed	3.875%	9/1/2042	227,271
56,086	Loan ID 200201	Fixed	5.125%	8/1/2041	58,890
59,757	Loan ID 200202	Fixed	4.375%	12/1/2042	62,745
24,287	Loan ID 200206	Fixed	3.990%	12/1/2042	25,246
49,635	Loan ID 200208	Fixed	4.250%	1/1/2043	52,116
209,788	Loan ID 200209	Fixed	3.875%	8/1/2042	218,984
88,557	Loan ID 200210	Fixed	4.625%	5/1/2043	92,985
136,218	Loan ID 200212	Fixed	3.875%	2/1/2042	124,645
287,472	Loan ID 200213	Fixed	4.125%	1/1/2038	268,345
56,943	Loan ID 200214	Fixed	5.750%	7/1/2039	59,790
116,498	Loan ID 200216	Fixed	5.750%	9/1/2039	117,031
146,441	Loan ID 200217	Fixed	5.250%	7/1/2040	153,763
76,153	Loan ID 200218	Fixed	4.250%	12/1/2041	44,079
201,954	Loan ID 200219	Fixed	4.250%	4/1/2043	212,052

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$217,212	Loan ID 200220	Fixed	3.875%	5/1/2043	$200,208
167,310	Loan ID 200221	Fixed	4.250%	4/1/2043	174,777
211,383	Loan ID 200224	Fixed	4.000%	7/1/2043	201,211
83,010	Loan ID 200226	Fixed	5.250%	7/1/2041	87,161
51,652	Loan ID 200228	Fixed	4.625%	8/1/2042	54,234
164,714	Loan ID 200229	Fixed	3.750%	7/1/2042	169,075
148,297	Loan ID 200230	Fixed	3.500%	2/1/2043	150,259
132,404	Loan ID 200231	Fixed	3.625%	12/1/2042	119,986
69,662	Loan ID 200232	Fixed	3.875%	8/1/2042	72,703
175,517	Loan ID 200233	Fixed	2.990%	11/1/2027	174,538
94,590	Loan ID 200235	Fixed	3.750%	12/1/2042	98,134
319,336	Loan ID 200238	ARM	3.625%	7/1/2035	166,474
120,389	Loan ID 200243	Fixed	3.750%	4/1/2043	122,392
28,470	Loan ID 200244	Fixed	5.000%	5/1/2042	29,893
205,112	Loan ID 200245	Fixed	3.875%	3/1/2043	213,875
92,878	Loan ID 200286	Fixed	4.500%	7/1/2043	97,522
101,891	Loan ID 200287	Fixed	4.375%	7/1/2043	106,986
342,351	Loan ID 200288	Fixed	4.375%	11/1/2041	359,469
348,136	Loan ID 200289	Fixed	5.500%	9/1/2043	365,543
294,143	Loan ID 200290	Fixed	4.250%	4/1/2043	308,850
181,771	Loan ID 200294	Fixed	3.875%	2/1/2043	188,951
259,262	Loan ID 200295	Fixed	3.875%	6/1/2043	269,726
209,364	Loan ID 200296	Fixed	3.250%	2/1/2043	211,239
181,414	Loan ID 200297	Fixed	3.375%	10/1/2042	184,594
197,088	Loan ID 200299	Fixed	3.625%	10/1/2042	203,042
119,288	Loan ID 200300	Fixed	8.400%	10/20/2037	125,253
103,052	Loan ID 200302	Fixed	9.875%	10/1/2035	92,902
72,230	Loan ID 200303	Fixed	5.250%	10/1/2032	45,252
142,239	Loan ID 200304	Fixed	7.250%	10/1/2033	149,351
250,929	Loan ID 200305	Fixed	7.000%	3/1/2036	211,594
725,239	Loan ID 200306	Fixed	4.870%	5/1/2049	718,294
48,698	Loan ID 200307	Fixed	6.500%	7/1/2031	48,698
111,246	Loan ID 200308	ARM	6.750%	5/1/2035	38,256
210,821	Loan ID 200309	Fixed	2.000%	12/1/2048	185,588
133,642	Loan ID 200312	Fixed	9.000%	4/1/2039	121,674
46,987	Loan ID 200313	Fixed	8.500%	3/1/2028	34,080
63,304	Loan ID 200314	Fixed	8.000%	3/1/2040	36,515
311,377	Loan ID 200315	ARM	3.750%	6/1/2037	145,763
74,726	Loan ID 200317	Fixed	7.000%	9/1/2032	78,462
295,845	Loan ID 200318	Fixed	6.500%	10/1/2036	301,484
548,976	Loan ID 200324	Fixed	5.500%	11/1/2037	239,733
555,352	Loan ID 200325	Fixed	6.000%	5/1/2042	217,674
77,680	Loan ID 200326	Fixed	8.375%	10/1/2036	81,564
150,749	Loan ID 200327	Fixed	6.790%	10/26/2036	158,286

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$254,591	Loan ID 200330	Fixed	7.000%	8/1/2037	$264,986
102,866	Loan ID 200332	Fixed	5.775%	10/1/2037	108,009
91,324	Loan ID 200334	Fixed	7.000%	1/1/2033	95,890
272,762	Loan ID 200335	Fixed	2.000%	11/1/2052	206,466
119,538	Loan ID 200336	Fixed	7.000%	12/1/2042	37,174
45,405	Loan ID 200337	Fixed	7.000%	10/1/2034	47,675
53,257	Loan ID 200338	ARM	10.500%	8/1/2029	55,920
162,490	Loan ID 200339	Fixed	2.000%	10/1/2033	157,637
34,625	Loan ID 200340	Fixed	7.000%	3/1/2030	36,356
292,715	Loan ID 200341	Fixed	7.000%	8/1/2035	206,277
63,342	Loan ID 200348	Fixed	6.500%	7/1/2038	65,011
239,681	Loan ID 200349	Fixed	7.000%	1/1/2037	158,340
58,380	Loan ID 200350	Fixed	7.500%	3/1/2029	61,299
73,054	Loan ID 200352	Fixed	7.000%	8/1/2030	53,961
43,094	Loan ID 200355	ARM	8.500%	7/1/2032	40,241
133,863	Loan ID 200358	Fixed	3.000%	4/1/2025	106,099
29,364	Loan ID 200360	ARM	3.000%	1/1/2025	28,504
71,703	Loan ID 200361	Fixed	7.500%	1/1/2034	75,289
110,763	Loan ID 200362	Fixed	5.000%	6/1/2045	62,575
147,324	Loan ID 200363	Fixed	6.000%	3/1/2049	110,233
67,426	Loan ID 200366	Fixed	6.250%	1/1/2033	67,426
180,573	Loan ID 200368	Fixed	4.500%	4/1/2036	189,601
264,934	Loan ID 200369	Fixed	6.000%	4/1/2044	278,180
61,179	Loan ID 200373	Fixed	7.000%	12/1/2036	53,464
75,703	Loan ID 200374	ARM	7.000%	5/1/2034	75,703
429,105	Loan ID 200376	Fixed	2.900%	6/1/2053	336,222
80,755	Loan ID 200377	ARM	3.500%	10/1/2036	29,207
231,751	Loan ID 200378	Fixed	5.500%	5/1/2045	216,312
185,709	Loan ID 200380	Fixed	4.220%	4/1/2049	163,599
290,725	Loan ID 200381	Fixed	4.780%	6/1/2037	258,806
392,204	Loan ID 200383	Fixed	5.030%	12/1/2046	390,936
296,844	Loan ID 200384	Fixed	5.000%	11/1/2047	257,775
146,523	Loan ID 200385	Fixed	8.250%	1/1/2040	153,850
223,156	Loan ID 200386	Fixed	6.000%	3/1/2041	164,154
75,300	Loan ID 200387	Fixed	4.000%	6/1/2039	64,728
194,944	Loan ID 200388	Fixed	4.000%	3/1/2051	95,273
121,781	Loan ID 200389	Fixed	4.820%	8/1/2047	109,908
201,907	Loan ID 200390	Fixed	4.780%	4/16/2047	181,991
176,265	Loan ID 200391	Fixed	4.000%	1/13/2035	168,039
67,526	Loan ID 200392	Fixed	10.000%	6/5/2034	65,261
105,026	Loan ID 200393	Fixed	5.070%	8/1/2037	89,908
129,525	Loan ID 200394	Fixed	7.150%	8/1/2037	135,212
78,880	Loan ID 200395	Fixed	4.860%	4/1/2047	70,329
73,345	Loan ID 200396	Fixed	10.000%	2/1/2036	77,012

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$115,112	Loan ID 200397	ARM	9.375%	9/1/2037	$120,868
136,984	Loan ID 200398	Fixed	4.800%	2/1/2037	122,106
79,193	Loan ID 200399	Fixed	4.980%	6/1/2037	62,298
52,682	Loan ID 200403	Fixed	8.300%	10/15/2032	55,316
57,715	Loan ID 200404	Fixed	8.100%	5/1/2037	60,601
99,222	Loan ID 200405	Fixed	4.870%	12/1/2035	95,465
117,087	Loan ID 200406	Fixed	4.875%	10/1/2051	116,080
235,441	Loan ID 200407	Fixed	6.500%	4/1/2042	245,606
202,871	Loan ID 200408	Fixed	6.000%	4/1/2039	169,761
346,714	Loan ID 200409	Fixed	6.000%	2/1/2049	279,865
106,470	Loan ID 200411	Fixed	8.275%	6/1/2037	111,794
311,225	Loan ID 200412	Fixed	5.500%	6/1/2045	194,829
183,512	Loan ID 200416	Fixed	4.670%	8/1/2053	135,978
71,377	Loan ID 200417	Fixed	7.000%	5/1/2035	74,945
56,763	Loan ID 200418	Fixed	4.000%	6/1/2035	53,573
166,277	Loan ID 200419	Fixed	4.000%	12/19/2035	168,651
168,020	Loan ID 200420	Fixed	4.225%	4/10/2038	158,604
76,859	Loan ID 200421	Fixed	7.710%	8/1/2037	77,100
136,719	Loan ID 200422	Fixed	3.830%	8/1/2053	100,571
130,816	Loan ID 200423	Fixed	4.500%	6/1/2043	122,104
113,539	Loan ID 200424	Fixed	4.000%	9/1/2028	118,641
252,980	Loan ID 200427	Fixed	3.625%	3/1/2043	261,188
227,131	Loan ID 200430	Fixed	3.625%	7/1/2043	233,820
190,108	Loan ID 200431	Fixed	4.625%	7/1/2043	199,614
308,629	Loan ID 200432	Fixed	4.875%	5/1/2043	324,061
130,025	Loan ID 200433	Fixed	4.250%	8/1/2043	136,526
161,282	Loan ID 200434	Fixed	5.250%	10/1/2043	169,346
199,939	Loan ID 200435	Fixed	4.625%	11/1/2052	196,711
215,015	Loan ID 200436	Fixed	3.750%	4/1/2043	222,440
332,446	Loan ID 200437	Fixed	5.625%	10/1/2043	349,069
44,675	Loan ID 200439	Fixed	5.000%	8/1/2041	44,675
195,216	Loan ID 200441	Fixed	6.000%	4/1/2045	161,943
443,090	Loan ID 200442	Fixed	5.000%	12/1/2043	248,893
273,414	Loan ID 200443	Fixed	3.000%	7/1/2049	213,621
259,036	Loan ID 200444	Fixed	4.380%	11/1/2038	195,016
162,980	Loan ID 200445	Fixed	5.250%	2/1/2039	171,129
52,655	Loan ID 200447	Fixed	5.875%	11/4/2034	55,288
79,125	Loan ID 200448	Interest Only	5.750%	5/1/2042	54,028
126,833	Loan ID 200449	Fixed	5.000%	7/1/2041	133,174
362,911	Loan ID 200451	Fixed	6.250%	7/1/2038	381,056
134,495	Loan ID 200452	Fixed	3.000%	11/1/2041	101,690
16,303	Loan ID 200453	ARM	6.250%	3/1/2026	17,118
241,893	Loan ID 200456	Fixed	2.000%	11/1/2038	223,963
210,252	Loan ID 200457	Fixed	5.750%	12/10/2030	220,764

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$190,148	Loan ID 200460	Fixed	7.000%	7/1/2041	$199,656
385,770	Loan ID 200462	Fixed	6.000%	7/1/2045	322,210
157,764	Loan ID 200463	Fixed	6.000%	3/1/2037	37,636
411,571	Loan ID 200464	ARM	8.750%	8/1/2037	154,637
246,912	Loan ID 200465	Fixed	6.500%	7/1/2037	239,242
449,658	Loan ID 200466	Fixed	7.000%	7/1/2037	442,798
359,059	Loan ID 200467	Fixed	5.500%	9/1/2044	314,007
105,113	Loan ID 200468	Fixed	5.625%	12/1/2044	85,874
130,014	Loan ID 200469	Fixed	6.500%	7/1/2037	111,118
293,233	Loan ID 200473	Fixed	4.000%	12/1/2042	250,604
243,244	Loan ID 200474	Fixed	5.750%	11/1/2050	255,406
169,436	Loan ID 200475	Fixed	5.450%	7/1/2049	177,908
192,427	Loan ID 200476	Fixed	6.000%	9/1/2050	198,184
214,884	Loan ID 200477	Fixed	4.125%	12/1/2028	224,580
113,209	Loan ID 200482	Fixed	4.375%	11/1/2028	118,870
106,348	Loan ID 200483	Fixed	4.375%	11/1/2028	111,665
75,488	Loan ID 200485	Fixed	4.125%	2/1/2043	79,262
251,317	Loan ID 200486	Fixed	3.500%	1/1/2043	257,497
470,674	Loan ID 200487	Fixed	6.000%	3/1/2037	203,725
160,331	Loan ID 200488	Fixed	4.250%	1/1/2044	153,876
115,572	Loan ID 200489	Fixed	4.000%	3/1/2043	109,299
80,611	Loan ID 200490	Fixed	4.000%	11/1/2028	84,308
206,743	Loan ID 200491	Fixed	5.500%	10/1/2039	206,743
122,250	Loan ID 200492	Fixed	4.000%	1/1/2043	127,875
66,026	Loan ID 200493	Fixed	4.500%	12/1/2025	69,327
278,897	Loan ID 200494	Fixed	4.625%	10/1/2043	292,842
202,744	Loan ID 200496	Fixed	3.875%	2/1/2043	210,952
325,599	Loan ID 200497	Fixed	3.250%	4/1/2043	329,073
273,313	Loan ID 200499	Fixed	4.250%	1/1/2043	286,859
220,627	Loan ID 200500	Fixed	5.875%	2/1/2037	226,087
151,897	Loan ID 200501	Fixed	7.250%	12/1/2037	159,492
191,591	Loan ID 200502	Fixed	5.000%	5/1/2052	116,834
386,640	Loan ID 200504	Fixed	3.375%	3/1/2043	392,732
74,765	Loan ID 200507	Fixed	4.500%	9/1/2042	78,504
248,238	Loan ID 200508	Fixed	2.000%	10/1/2040	199,462
305,490	Loan ID 200509	Fixed	2.000%	12/1/2052	120,356
335,105	Loan ID 200514	Fixed	3.000%	4/1/2047	334,958
100,238	Loan ID 200515	Fixed	8.250%	2/1/2039	105,250
392,642	Loan ID 200516	Fixed	5.250%	2/1/2046	142,289
104,345	Loan ID 200517	Fixed	8.000%	5/1/2039	105,480
204,217	Loan ID 200518	Fixed	3.000%	12/1/2050	181,169
316,291	Loan ID 200519	Fixed	3.000%	11/1/2049	312,494
67,952	Loan ID 200520	Fixed	3.260%	7/1/2053	46,899
120,605	Loan ID 200524	Fixed	3.500%	6/1/2043	123,811

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$286,381	Loan ID 200525	Fixed	3.250%	12/1/2042	$284,041
112,139	Loan ID 200527	Fixed	4.500%	12/1/2043	117,746
137,646	Loan ID 200528	Fixed	4.375%	2/1/2044	144,529
398,614	Loan ID 200529	Fixed	4.625%	2/1/2044	418,544
32,647	Loan ID 200530	Fixed	5.375%	2/1/2044	34,280
175,413	Loan ID 200531	Fixed	4.625%	11/1/2043	184,184
112,794	Loan ID 200532	Fixed	3.250%	7/1/2043	111,974
59,057	Loan ID 200536	Fixed	3.750%	10/1/2042	41,589
122,691	Loan ID 200537	Fixed	4.500%	3/1/2042	117,486
93,238	Loan ID 200538	Fixed	4.750%	1/1/2043	97,900
84,826	Loan ID 200540	Fixed	3.875%	2/1/2043	88,428
57,601	Loan ID 200543	ARM	7.250%	2/1/2037	6,994
57,806	Loan ID 200545	Fixed	4.375%	2/1/2029	60,696
122,432	Loan ID 200546	Fixed	5.375%	12/1/2043	128,554
170,011	Loan ID 200548	Fixed	5.250%	2/1/2044	178,511
135,367	Loan ID 200550	Fixed	3.750%	3/1/2043	140,133
221,157	Loan ID 200555	Fixed	4.375%	1/1/2044	232,214
119,491	Loan ID 200560	Fixed	5.750%	5/1/2035	125,466
226,155	Loan ID 200561	Fixed	6.375%	12/1/2036	218,438
139,675	Loan ID 200564	Fixed	4.875%	5/1/2039	137,388
533,865	Loan ID 200565	Interest Only	4.000%	6/1/2037	472,685
378,729	Loan ID 200566	Fixed	6.500%	7/1/2047	187,986
133,066	Loan ID 200567	Fixed	3.375%	5/1/2043	135,466
99,856	Loan ID 200569	Fixed	5.125%	2/1/2044	104,848
430,147	Loan ID 200570	Fixed	3.625%	6/1/2043	443,537
137,204	Loan ID 200571	Fixed	4.500%	7/1/2043	144,064
166,554	Loan ID 200572	Fixed	4.375%	3/1/2044	174,882
96,726	Loan ID 200573	Fixed	3.750%	9/1/2042	99,920
131,064	Loan ID 200574	Fixed	4.875%	1/1/2044	137,617
179,238	Loan ID 200577	Fixed	3.125%	4/1/2028	179,879
184,896	Loan ID 200578	Fixed	4.750%	8/1/2040	194,141
48,954	Loan ID 200579	Fixed	4.875%	5/1/2042	50,997
176,661	Loan ID 200580	Fixed	4.125%	11/1/2041	169,417
38,919	Loan ID 200581	Fixed	4.750%	9/1/2042	40,280
375,223	Loan ID 200582	Fixed	4.000%	11/1/2042	347,942
87,018	Loan ID 200583	Fixed	3.625%	9/1/2027	89,788
351,090	Loan ID 200584	Fixed	3.375%	4/1/2043	309,102
171,378	Loan ID 200585	Fixed	4.000%	6/1/2046	158,040
329,737	Loan ID 200586	Fixed	3.500%	1/1/2043	338,229
253,707	Loan ID 200588	Fixed	3.750%	5/1/2042	263,653
61,058	Loan ID 200590	Fixed	4.125%	7/1/2042	54,387
102,618	Loan ID 200591	Fixed	4.875%	3/1/2043	107,749
98,997	Loan ID 200592	Fixed	4.375%	6/1/2042	103,946
67,647	Loan ID 200593	Fixed	3.875%	6/1/2042	70,279

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$228,939	Loan ID 200594	Fixed	4.250%	4/1/2043	$239,132
39,668	Loan ID 200597	Fixed	5.625%	2/1/2044	41,651
136,472	Loan ID 200598	Fixed	4.625%	2/1/2044	143,296
121,060	Loan ID 200599	Fixed	4.125%	2/1/2043	126,930
199,069	Loan ID 200600	Fixed	4.625%	4/1/2044	209,023
109,609	Loan ID 200601	Fixed	4.000%	3/1/2043	114,772
185,840	Loan ID 200602	Fixed	3.750%	3/1/2043	192,874
71,213	Loan ID 200603	Fixed	4.125%	6/1/2043	74,377
73,983	Loan ID 200604	Fixed	3.500%	1/1/2043	75,853
141,501	Loan ID 200605	Fixed	4.875%	11/1/2043	136,637
129,080	Loan ID 200606	Fixed	3.625%	12/1/2042	133,412
219,314	Loan ID 200607	Fixed	2.875%	11/1/2027	216,983
136,634	Loan ID 200608	Fixed	4.125%	11/1/2043	130,903
57,183	Loan ID 200611	Fixed	4.625%	5/1/2043	60,042
126,722	Loan ID 200612	Fixed	4.500%	2/1/2043	133,022
206,552	Loan ID 200613	Fixed	3.369%	1/1/2043	210,565
104,166	Loan ID 200614	Fixed	5.000%	1/1/2044	109,375
102,602	Loan ID 200615	Fixed	4.250%	8/1/2043	107,732
341,009	Loan ID 200616	Fixed	4.875%	2/1/2044	358,060
93,334	Loan ID 200617	Fixed	4.750%	9/1/2043	50,312
129,806	Loan ID 200618	Fixed	4.375%	5/1/2042	136,296
230,741	Loan ID 200620	Fixed	4.250%	10/1/2043	217,153
133,090	Loan ID 200621	Fixed	3.625%	1/1/2043	136,424
74,004	Loan ID 200623	Fixed	4.375%	12/1/2042	77,705
256,095	Loan ID 200624	Fixed	4.125%	4/1/2043	268,703
117,444	Loan ID 200626	Fixed	4.500%	10/1/2043	111,374
132,458	Loan ID 200627	Fixed	4.250%	10/1/2043	139,080
76,268	Loan ID 200628	Fixed	3.250%	2/1/2028	77,059
155,212	Loan ID 200629	Fixed	4.375%	9/1/2043	149,640
166,595	Loan ID 200630	Fixed	5.250%	9/1/2043	174,925
293,005	Loan ID 200631	Fixed	3.250%	6/1/2043	296,949
345,410	Loan ID 200632	Fixed	5.250%	5/1/2044	362,681
225,847	Loan ID 200633	Fixed	5.125%	5/1/2044	237,140
233,147	Loan ID 200634	Fixed	4.375%	1/1/2044	244,804
105,490	Loan ID 200635	Fixed	3.750%	5/1/2029	108,053
196,174	Loan ID 200636	Fixed	3.750%	2/1/2053	205,983
188,740	Loan ID 200638	Fixed	3.875%	3/1/2043	158,397
170,260	Loan ID 200641	Fixed	5.250%	4/1/2044	178,773
146,130	Loan ID 200642	Fixed	5.000%	3/1/2044	134,763
169,345	Loan ID 200644	Fixed	4.750%	3/1/2044	177,812
118,419	Loan ID 200645	Fixed	5.000%	4/1/2044	124,340
118,578	Loan ID 200647	Fixed	4.250%	1/1/2044	124,507
154,561	Loan ID 200648	Fixed	4.750%	3/1/2044	162,289
143,172	Loan ID 200649	Fixed	4.375%	3/1/2044	148,614

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$130,180	Loan ID 200650	Fixed	4.875%	5/1/2044	$125,652
263,025	Loan ID 200651	Fixed	3.625%	7/1/2043	270,699
170,911	Loan ID 200652	Fixed	4.125%	5/1/2038	119,066
353,255	Loan ID 200653	Fixed	4.000%	4/1/2053	365,882
279,649	Loan ID 200654	Fixed	5.125%	2/1/2041	156,077
141,247	Loan ID 200655	Fixed	3.375%	5/1/2043	143,403
153,774	Loan ID 200656	Fixed	6.875%	7/1/2037	72,339
145,984	Loan ID 200657	Fixed	4.875%	8/1/2051	153,283
285,784	Loan ID 200659	Fixed	4.000%	3/1/2053	219,418
183,323	Loan ID 200660	Fixed	5.875%	3/1/2038	192,489
212,768	Loan ID 200662	Fixed	5.000%	3/1/2044	223,406
69,283	Loan ID 200663	Fixed	4.750%	5/1/2044	72,747
276,915	Loan ID 200664	Fixed	4.750%	4/1/2044	290,760
271,522	Loan ID 200665	Fixed	5.299%	12/1/2046	142,518
217,454	Loan ID 200666	Fixed	5.890%	8/26/2035	152,888
303,996	Loan ID 200668	Fixed	3.625%	4/1/2043	314,262
156,135	Loan ID 200669	Fixed	5.250%	4/1/2044	163,942
64,274	Loan ID 200670	Fixed	4.375%	2/1/2029	66,859
238,699	Loan ID 200671	Fixed	4.625%	8/1/2043	249,292
158,837	Loan ID 200672	Fixed	3.750%	7/1/2043	161,753
310,932	Loan ID 200674	Fixed	4.500%	5/1/2044	301,123
283,982	Loan ID 200675	Fixed	5.125%	4/1/2044	298,181
123,753	Loan ID 200677	Fixed	3.625%	5/1/2028	127,587
468,670	Loan ID 200678	Fixed	4.375%	2/1/2044	492,104
255,988	Loan ID 200679	Fixed	5.000%	4/1/2044	205,583
191,034	Loan ID 200682	Fixed	4.875%	5/1/2044	173,619
214,261	Loan ID 200683	Fixed	4.500%	4/1/2044	224,975
127,015	Loan ID 200684	Fixed	4.875%	4/1/2044	133,365
231,268	Loan ID 200685	Fixed	4.875%	5/1/2044	242,831
184,491	Loan ID 200688	Fixed	4.250%	3/1/2053	116,974
135,305	Loan ID 200689	Fixed	4.375%	12/1/2043	126,543
226,662	Loan ID 200690	Fixed	4.250%	4/1/2044	236,455
288,628	Loan ID 200691	Fixed	4.500%	5/1/2044	303,059
245,442	Loan ID 200692	Fixed	4.625%	7/1/2044	257,714
107,631	Loan ID 200694	Fixed	4.500%	9/1/2043	113,013
48,869	Loan ID 200696	Fixed	3.750%	10/1/2042	50,790
136,614	Loan ID 200697	Fixed	4.500%	1/1/2044	129,759
189,088	Loan ID 200699	Fixed	4.125%	7/1/2044	196,726
94,476	Loan ID 200700	Fixed	4.250%	2/1/2044	98,933
168,618	Loan ID 200701	Fixed	4.750%	6/1/2044	177,049
97,641	Loan ID 200704	Fixed	4.375%	3/1/2043	102,476
134,353	Loan ID 200705	Fixed	4.625%	4/1/2044	141,070
103,587	Loan ID 200706	Fixed	4.990%	6/1/2044	108,767
100,720	Loan ID 200707	Fixed	4.875%	2/1/2044	105,756

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$133,716	Loan ID 200708	Fixed	4.875%	2/1/2044	$140,402
51,489	Loan ID 200709	Fixed	4.375%	4/1/2043	54,064
116,807	Loan ID 200710	Fixed	4.500%	7/1/2044	103,002
116,802	Loan ID 200711	Fixed	3.750%	7/1/2043	118,849
217,476	Loan ID 200712	Fixed	3.875%	2/1/2044	200,225
98,131	Loan ID 200713	Fixed	4.250%	12/1/2043	102,526
605,673	Loan ID 200714	Fixed	4.175%	11/1/2036	532,498
211,169	Loan ID 200716	ARM	3.507%	8/1/2037	136,498
143,465	Loan ID 200720	ARM	3.500%	4/1/2042	102,076
186,281	Loan ID 200721	Fixed	3.000%	8/1/2037	146,239
191,871	Loan ID 200725	Fixed	7.000%	7/1/2037	95,766
149,993	Loan ID 200726	Fixed	4.125%	9/1/2037	98,967
172,927	Loan ID 200727	Fixed	2.625%	7/1/2037	166,044
340,902	Loan ID 200729	ARM	3.625%	11/1/2037	186,621
446,642	Loan ID 200730	ARM	3.125%	9/1/2036	282,922
199,990	Loan ID 200732	Fixed	4.125%	9/1/2027	178,928
233,025	Loan ID 200733	Fixed	3.750%	12/1/2042	241,973
245,029	Loan ID 200734	ARM	3.375%	4/1/2044	254,559
102,846	Loan ID 200735	Fixed	4.500%	6/1/2044	107,988
145,589	Loan ID 200736	Fixed	4.750%	5/1/2044	131,664
143,573	Loan ID 200737	Fixed	4.750%	5/1/2044	100,516
592,951	Loan ID 200738	Fixed	4.125%	6/1/2044	622,411
355,714	Loan ID 200739	Fixed	4.625%	8/1/2044	343,488
132,641	Loan ID 200740	Fixed	4.875%	6/1/2044	139,273
179,073	Loan ID 200742	Fixed	4.250%	4/1/2043	179,037
193,944	Loan ID 200744	Fixed	3.625%	6/1/2043	199,952
124,119	Loan ID 200745	Fixed	3.250%	6/1/2043	123,897
335,586	Loan ID 200747	Fixed	4.125%	5/1/2043	351,677
454,857	Loan ID 200748	Fixed	4.750%	12/1/2043	477,599
155,202	Loan ID 200749	Fixed	4.750%	9/1/2043	162,962
245,562	Loan ID 200750	Fixed	4.750%	5/1/2044	257,840
171,903	Loan ID 200752	Fixed	4.750%	10/1/2043	66,996
60,406	Loan ID 200753	Fixed	5.250%	5/1/2044	59,187
226,216	Loan ID 200754	Fixed	4.750%	8/1/2044	237,527
56,340	Loan ID 200755	Fixed	4.250%	6/1/2043	58,618
192,129	Loan ID 200756	Fixed	4.875%	11/1/2043	175,319
128,266	Loan ID 200759	Fixed	3.750%	6/1/2043	131,560
174,945	Loan ID 200760	Fixed	3.750%	6/1/2043	181,328
304,669	Loan ID 200762	Fixed	3.875%	5/1/2042	317,671
155,512	Loan ID 200763	Fixed	4.250%	11/1/2043	148,831
206,870	Loan ID 200765	Fixed	4.875%	11/1/2043	216,000
499,913	Loan ID 200766	Fixed	3.625%	12/1/2042	516,694
138,743	Loan ID 200770	Fixed	4.000%	5/1/2043	109,666
176,662	Loan ID 200771	Fixed	4.500%	4/1/2043	170,149

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$250,072	Loan ID 200772	Fixed	3.750%	3/1/2043	$259,868
58,638	Loan ID 200773	Fixed	3.750%	10/1/2043	47,360
208,176	Loan ID 200774	Fixed	3.875%	7/1/2043	216,838
45,087	Loan ID 200775	Fixed	4.250%	4/1/2043	47,342
82,358	Loan ID 200776	Fixed	4.250%	3/1/2044	86,010
54,123	Loan ID 200777	Fixed	4.750%	6/1/2044	50,795
144,398	Loan ID 200779	Fixed	4.625%	8/1/2044	151,618
169,347	Loan ID 200781	Fixed	4.625%	9/1/2044	177,195
141,690	Loan ID 200783	Fixed	4.750%	9/1/2044	139,179
115,782	Loan ID 200785	Fixed	4.500%	8/1/2044	121,571
229,451	Loan ID 200786	Fixed	4.625%	7/1/2044	222,069
43,595	Loan ID 200787	Fixed	4.750%	9/1/2044	45,298
192,235	Loan ID 200788	Fixed	3.625%	12/1/2028	196,545
131,728	Loan ID 200789	Fixed	3.750%	9/1/2044	122,696
152,947	Loan ID 200790	Fixed	4.250%	8/1/2044	160,594
205,253	Loan ID 200791	Fixed	4.875%	6/1/2044	215,515
365,060	Loan ID 200792	Fixed	3.375%	1/1/2043	237,813
370,347	Loan ID 200793	Fixed	2.000%	10/1/2051	152,293
234,344	Loan ID 200794	Fixed	3.000%	4/1/2050	56,481
94,760	Loan ID 200795	Fixed	6.750%	8/1/2036	91,121
71,993	Loan ID 200796	Fixed	2.170%	12/1/2053	46,695
419,521	Loan ID 200797	Fixed	4.000%	6/1/2052	365,269
59,706	Loan ID 200799	Fixed	4.000%	2/5/2053	59,085
61,199	Loan ID 200800	Fixed	4.000%	1/1/2053	33,311
215,485	Loan ID 200802	Fixed	7.000%	1/1/2042	69,716
360,995	Loan ID 200803	Fixed	2.250%	11/1/2050	143,237
155,198	Loan ID 200805	Fixed	4.000%	7/1/2050	112,720
158,720	Loan ID 200806	Fixed	5.000%	8/1/2049	90,954
296,269	Loan ID 200807	Fixed	3.460%	7/1/2047	219,896
58,500	Loan ID 200808	Fixed	3.000%	11/1/2050	21,936
116,908	Loan ID 200809	Fixed	4.000%	4/1/2050	49,719
139,127	Loan ID 200810	Fixed	4.000%	1/1/2050	81,863
111,160	Loan ID 200811	Fixed	4.000%	4/1/2050	76,375
272,825	Loan ID 200813	Fixed	2.000%	12/1/2049	118,785
242,361	Loan ID 200814	Fixed	8.250%	7/1/2039	254,479
314,241	Loan ID 200815	Fixed	2.000%	3/1/2053	154,802
282,365	Loan ID 200817	Fixed	4.000%	1/1/2050	185,594
54,490	Loan ID 200818	Fixed	3.490%	8/1/2051	45,315
264,687	Loan ID 200819	Fixed	2.000%	9/1/2053	116,784
135,322	Loan ID 200820	Fixed	4.000%	7/1/2044	139,961
211,074	Loan ID 200821	Fixed	4.250%	8/1/2044	221,627
320,302	Loan ID 200822	Fixed	4.750%	1/1/2042	336,317
82,356	Loan ID 200823	Fixed	4.250%	9/1/2044	85,698
223,742	Loan ID 200824	Fixed	4.250%	8/1/2044	208,871

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$107,268	Loan ID 200826	Fixed	4.375%	9/1/2044	$112,186
188,088	Loan ID 200827	Fixed	3.875%	6/1/2044	191,652
236,979	Loan ID 200828	Fixed	4.375%	7/1/2044	222,292
250,138	Loan ID 200829	Fixed	4.375%	7/1/2043	262,645
211,819	Loan ID 200830	ARM	2.875%	7/1/2044	193,570
80,384	Loan ID 200831	Fixed	4.250%	10/1/2044	83,629
344,500	Loan ID 200832	Fixed	4.250%	10/1/2044	327,890
360,377	Loan ID 200833	Fixed	4.250%	1/1/2043	378,396
162,180	Loan ID 200834	Fixed	4.125%	7/1/2043	170,173
330,977	Loan ID 200835	Fixed	5.000%	8/1/2043	347,526
332,454	Loan ID 200837	Fixed	4.625%	8/1/2044	349,076
185,092	Loan ID 200838	Fixed	3.750%	8/1/2044	170,108
237,191	Loan ID 200839	Fixed	5.000%	5/1/2044	249,051
183,322	Loan ID 200842	Fixed	4.250%	8/1/2044	189,124
362,090	Loan ID 200843	Fixed	4.750%	10/1/2043	380,195
306,613	Loan ID 200844	Fixed	4.500%	7/1/2043	321,944
206,057	Loan ID 200846	Fixed	4.375%	11/1/2043	196,743
183,789	Loan ID 200847	Fixed	4.750%	10/1/2044	192,978
178,998	Loan ID 200848	Fixed	2.000%	6/1/2051	130,200
146,203	Loan ID 200850	Fixed	3.000%	6/1/2051	59,936
619,116	Loan ID 200852	Fixed	2.868%	2/1/2053	521,836
113,245	Loan ID 200853	Fixed	4.818%	4/1/2037	83,608
105,590	Loan ID 200854	Fixed	2.500%	4/1/2053	95,383
225,349	Loan ID 200855	ARM	3.839%	7/1/2037	174,419
213,579	Loan ID 200856	Fixed	6.000%	6/1/2042	98,001
244,616	Loan ID 200857	Fixed	2.125%	7/1/2040	107,845
268,284	Loan ID 200858	Fixed	2.000%	1/1/2053	213,250
245,032	Loan ID 200859	Fixed	2.170%	12/1/2052	107,837
169,265	Loan ID 200860	Fixed	2.000%	3/1/2052	69,803
431,255	Loan ID 200861	Fixed	2.000%	6/1/2054	362,685
156,654	Loan ID 200862	Fixed	2.748%	8/1/2050	88,925
253,206	Loan ID 200863	Fixed	2.000%	7/1/2052	207,902
266,138	Loan ID 200864	Fixed	3.000%	1/1/2037	172,231
210,887	Loan ID 200865	Fixed	3.060%	11/1/2053	164,093
268,854	Loan ID 200866	Fixed	2.000%	5/1/2053	242,922
114,782	Loan ID 200867	Fixed	2.370%	9/1/2053	82,320
389,632	Loan ID 200872	Fixed	3.200%	8/1/2050	314,700
201,081	Loan ID 200873	Fixed	3.525%	11/1/2053	139,719
215,412	Loan ID 200874	Fixed	2.000%	11/1/2047	87,806
572,329	Loan ID 200875	Fixed	2.000%	5/1/2054	441,898
201,430	Loan ID 200876	ARM	3.125%	5/1/2035	184,822
394,307	Loan ID 200877	Fixed	4.750%	9/1/2042	348,903
136,878	Loan ID 200878	Fixed	4.000%	7/1/2050	105,761
193,731	Loan ID 200880	Fixed	4.250%	6/1/2043	193,731

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$177,487	Loan ID 200882	Fixed	5.125%	9/1/2043	$186,361
86,022	Loan ID 200883	Fixed	3.375%	5/1/2028	87,343
175,054	Loan ID 200885	Fixed	4.875%	10/1/2044	180,934
96,782	Loan ID 200886	Fixed	4.250%	10/1/2044	99,142
254,711	Loan ID 200887	Fixed	4.750%	9/1/2044	267,446
239,212	Loan ID 200888	Fixed	4.500%	9/1/2044	226,038
135,724	Loan ID 200890	Fixed	4.375%	11/1/2044	125,676
209,057	Loan ID 200891	Fixed	4.250%	10/1/2044	217,237
256,876	Loan ID 200892	Fixed	3.750%	9/1/2043	232,491
224,848	Loan ID 200893	Fixed	5.000%	11/1/2043	236,091
99,237	Loan ID 200894	Fixed	5.000%	10/1/2043	104,199
227,978	Loan ID 200895	Fixed	3.875%	11/1/2043	237,593
196,861	Loan ID 200897	Fixed	4.750%	10/1/2044	143,421
222,207	Loan ID 200898	Fixed	4.250%	10/1/2043	112,075
375,931	Loan ID 200900	Fixed	4.375%	9/1/2044	365,781
667,346	Loan ID 200902	Fixed	4.250%	9/1/2044	700,713
253,174	Loan ID 200904	Fixed	5.125%	9/1/2044	250,240
405,188	Loan ID 200905	Fixed	5.375%	9/1/2044	425,448
316,641	Loan ID 200906	Fixed	4.875%	2/1/2035	332,473
354,917	Loan ID 200907	ARM	3.500%	8/1/2047	308,152
106,772	Loan ID 200908	Fixed	4.000%	6/1/2049	110,514
116,375	Loan ID 200909	Fixed	4.870%	3/1/2046	122,194
205,283	Loan ID 200910	Fixed	3.300%	4/1/2053	117,701
150,092	Loan ID 200911	Fixed	3.380%	9/1/2053	75,938
723,314	Loan ID 200912	Interest Only	4.500%	3/1/2037	643,802
60,075	Loan ID 200913	Fixed	4.250%	5/1/2047	52,858
152,641	Loan ID 200914	Fixed	2.875%	12/1/2047	151,950
95,987	Loan ID 200916	Fixed	4.000%	10/1/2037	97,662
161,159	Loan ID 200917	Fixed	4.875%	1/1/2051	169,217
514,211	Loan ID 200918	Fixed	3.875%	10/1/2035	459,201
553,014	Loan ID 200919	Fixed	3.000%	8/1/2045	482,084
99,142	Loan ID 200921	ARM	3.500%	7/1/2051	104,099
427,233	Loan ID 200922	Fixed	3.340%	9/1/2053	392,185
435,778	Loan ID 200923	Fixed	3.750%	12/1/2036	380,696
512,234	Loan ID 200924	Fixed	5.500%	9/1/2051	449,909
465,963	Loan ID 200925	Fixed	4.000%	4/1/2055	488,047
333,867	Loan ID 200927	Fixed	3.000%	8/1/2038	334,602
125,071	Loan ID 200928	Fixed	4.800%	12/1/2036	131,324
164,169	Loan ID 200929	Fixed	4.625%	1/1/2043	172,377
244,240	Loan ID 200930	Fixed	3.000%	12/1/2050	189,605
392,258	Loan ID 200931	Fixed	4.250%	12/1/2052	317,778
307,897	Loan ID 200933	Fixed	4.250%	3/1/2043	323,292
116,827	Loan ID 200934	Fixed	3.810%	1/1/2043	121,314
181,454	Loan ID 200935	Fixed	3.875%	4/1/2043	189,160

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$199,197	Loan ID 200936	Fixed	4.000%	5/1/2042	$208,492
176,917	Loan ID 200938	Fixed	4.125%	4/1/2043	184,832
124,262	Loan ID 200939	Fixed	4.170%	5/1/2042	130,475
203,315	Loan ID 200940	Fixed	3.250%	2/1/2043	205,351
118,572	Loan ID 200941	Fixed	3.780%	1/1/2043	123,024
284,791	Loan ID 200942	Fixed	4.000%	4/1/2043	298,299
106,170	Loan ID 200944	Fixed	4.500%	2/1/2044	109,491
143,515	Loan ID 200945	Fixed	5.125%	4/1/2044	150,691
294,054	Loan ID 200947	Fixed	4.000%	2/1/2043	307,545
131,514	Loan ID 200948	Fixed	4.625%	12/1/2042	128,769
287,084	Loan ID 200949	Fixed	3.875%	4/1/2043	299,600
185,624	Loan ID 200952	Fixed	3.875%	1/1/2043	193,418
120,207	Loan ID 200953	Fixed	3.750%	12/1/2042	122,363
386,835	Loan ID 200954	Fixed	3.625%	1/1/2043	399,035
336,903	Loan ID 200955	Fixed	3.250%	5/1/2043	341,104
265,727	Loan ID 200956	Fixed	5.000%	8/1/2051	279,013
170,860	Loan ID 200957	Fixed	3.875%	6/1/2043	178,201
98,277	Loan ID 200958	Fixed	3.875%	6/1/2043	102,086
427,365	Loan ID 200959	Fixed	4.000%	11/1/2042	448,056
383,457	Loan ID 200960	Fixed	3.500%	1/1/2043	392,403
181,967	Loan ID 200961	Fixed	4.750%	6/1/2043	191,066
210,691	Loan ID 200962	Fixed	4.250%	10/1/2044	218,070
120,221	Loan ID 200963	Fixed	4.750%	9/1/2044	116,402
360,887	Loan ID 200964	Fixed	3.750%	7/1/2043	374,540
209,739	Loan ID 200965	Fixed	4.125%	11/1/2044	191,808
148,874	Loan ID 200966	Fixed	4.875%	7/1/2044	142,842
96,729	Loan ID 200968	Fixed	4.250%	11/1/2044	88,188
368,915	Loan ID 200969	Fixed	4.875%	8/1/2043	387,361
135,442	Loan ID 200972	Fixed	4.750%	2/1/2044	142,214
156,903	Loan ID 200974	Fixed	4.250%	10/1/2044	162,130
58,200	Loan ID 200975	Fixed	4.750%	12/1/2044	61,110
357,587	Loan ID 200977	Fixed	4.875%	9/1/2044	375,466
180,874	Loan ID 200980	Fixed	4.250%	11/1/2044	185,391
213,448	Loan ID 200983	Fixed	4.375%	8/1/2044	221,897
155,470	Loan ID 200984	Fixed	5.000%	10/1/2043	163,244
263,975	Loan ID 200985	Fixed	4.250%	12/1/2044	249,878
156,254	Loan ID 200986	Fixed	4.250%	12/1/2044	164,067
116,292	Loan ID 200987	Fixed	4.625%	10/1/2044	121,964
222,853	Loan ID 200989	Fixed	3.750%	6/1/2029	215,173
290,338	Loan ID 200992	Fixed	4.125%	5/1/2043	304,855
172,500	Loan ID 200993	Fixed	2.004%	7/15/2049	152,681
205,397	Loan ID 200994	Fixed	4.125%	5/1/2053	203,273
200,393	Loan ID 200995	Fixed	2.750%	5/1/2047	121,436
57,563	Loan ID 200996	Fixed	2.500%	8/1/2048	41,784

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$99,599	Loan ID 200997	Fixed	2.000%	3/1/2051	$72,116
369,822	Loan ID 200998	Fixed	3.875%	12/1/2050	341,301
98,153	Loan ID 200999	Fixed	4.250%	4/1/2044	98,153
74,795	Loan ID 201000	Fixed	5.125%	2/1/2039	73,257
107,698	Loan ID 201001	Fixed	7.413%	9/1/2037	43,773
33,348	Loan ID 201002	Fixed	0.000%	10/1/2024	35,015
132,966	Loan ID 201005	Fixed	4.750%	7/1/2041	139,614
44,242	Loan ID 201006	Fixed	6.875%	3/1/2038	46,454
83,521	Loan ID 201007	Fixed	7.125%	4/1/2037	87,697
78,595	Loan ID 201008	Fixed	7.125%	10/1/2038	82,525
72,916	Loan ID 201009	Fixed	0.000%	4/1/2033	76,561
82,394	Loan ID 201010	Fixed	5.500%	4/1/2039	82,394
44,454	Loan ID 201011	Fixed	0.000%	2/1/2023	46,676
47,153	Loan ID 201012	Fixed	7.500%	12/1/2038	49,511
57,310	Loan ID 201013	Fixed	7.500%	12/1/2038	50,905
94,788	Loan ID 201014	Fixed	0.000%	2/1/2033	99,527
17,107	Loan ID 201015	Fixed	0.000%	3/29/2021	17,955
108,867	Loan ID 201016	Fixed	6.500%	2/1/2036	111,537
26,971	Loan ID 201017	Fixed	0.000%	4/1/2032	28,320
318,928	Loan ID 201018	Fixed	6.750%	6/1/2037	334,874
100,670	Loan ID 201019	ARM	2.875%	2/1/2037	105,704
99,469	Loan ID 201020	Fixed	0.000%	10/1/2034	104,443
105,838	Loan ID 201021	Fixed	6.870%	8/1/2047	111,130
81,774	Loan ID 201022	ARM	3.125%	5/1/2037	65,350
145,668	Loan ID 201023	Fixed	6.450%	2/1/2036	124,531
100,986	Loan ID 201024	Fixed	9.000%	3/1/2037	106,036
188,790	Loan ID 201025	ARM	2.875%	1/1/2042	180,123
82,606	Loan ID 201026	Fixed	7.750%	12/1/2035	47,428
107,716	Loan ID 201027	Fixed	9.538%	3/1/2037	113,102
171,735	Loan ID 201028	Fixed	4.625%	4/1/2044	180,322
105,503	Loan ID 201030	Fixed	5.000%	7/1/2042	110,778
144,446	Loan ID 201032	Fixed	4.500%	11/1/2044	107,567
291,788	Loan ID 201033	Fixed	4.125%	12/1/2044	302,815
104,837	Loan ID 201035	Fixed	4.375%	9/1/2044	63,302
98,616	Loan ID 201036	Fixed	4.375%	12/1/2044	93,729
70,106	Loan ID 201037	Fixed	8.250%	7/1/2039	73,611
112,620	Loan ID 201038	Fixed	8.250%	5/1/2039	59,755
462,886	Loan ID 201039	ARM	4.500%	10/1/2045	292,013
279,729	Loan ID 201040	Fixed	3.000%	11/1/2045	212,198
92,214	Loan ID 201041	Fixed	3.750%	11/1/2052	76,363
119,377	Loan ID 201043	Fixed	4.000%	4/1/2039	113,587
186,605	Loan ID 201044	Fixed	4.870%	3/29/2037	195,935
113,886	Loan ID 201045	Fixed	2.000%	7/1/2037	105,668
267,655	Loan ID 201046	Fixed	2.000%	4/1/2053	203,911

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$110,337	Loan ID 201047	Fixed	3.000%	4/1/2053	$83,163
176,205	Loan ID 201048	Fixed	2.000%	4/1/2052	125,083
488,685	Loan ID 201049	Fixed	2.000%	4/1/2052	325,704
651,716	Loan ID 201050	Fixed	2.000%	8/1/2053	399,180
275,156	Loan ID 201051	Fixed	3.174%	9/1/2053	229,742
130,646	Loan ID 201052	Fixed	3.000%	4/1/2053	59,726
66,327	Loan ID 201053	Fixed	3.860%	7/1/2053	57,071
215,529	Loan ID 201054	Fixed	2.400%	5/17/2050	196,237
603,507	Loan ID 201056	Fixed	2.000%	7/1/2054	553,379
171,141	Loan ID 201057	Fixed	2.000%	1/1/2050	155,768
139,047	Loan ID 201058	Fixed	2.500%	8/1/2037	102,474
136,656	Loan ID 201059	Fixed	2.000%	4/1/2053	126,804
117,126	Loan ID 201060	ARM	3.375%	7/1/2035	76,880
87,990	Loan ID 201061	Fixed	4.000%	3/1/2050	59,573
121,841	Loan ID 201062	Fixed	3.100%	4/1/2047	120,872
126,883	Loan ID 201063	Fixed	4.000%	9/1/2047	110,079
51,340	Loan ID 201064	Fixed	2.000%	12/1/2052	41,789
217,106	Loan ID 201065	Fixed	3.000%	7/1/2037	170,596
235,032	Loan ID 201066	Fixed	4.250%	12/1/2046	246,784
444,133	Loan ID 201067	Fixed	4.750%	1/1/2044	434,095
303,790	Loan ID 201068	Fixed	5.250%	5/1/2044	318,979
70,478	Loan ID 201069	Fixed	4.625%	12/1/2044	73,155
628,929	Loan ID 201070	Fixed	4.250%	2/1/2045	657,872
181,044	Loan ID 201071	Fixed	4.625%	11/1/2044	172,114
119,855	Loan ID 201072	Fixed	3.500%	3/1/2028	98,168
50,129	Loan ID 201073	Fixed	3.125%	4/1/2023	50,130
97,742	Loan ID 201075	Fixed	4.375%	10/1/2044	101,867
129,557	Loan ID 201076	Fixed	3.500%	12/1/2042	130,610
138,013	Loan ID 201077	Fixed	3.625%	7/1/2044	124,877
268,228	Loan ID 201081	ARM	3.000%	10/1/2044	275,455
125,708	Loan ID 201082	Fixed	3.875%	12/1/2044	114,247
373,769	Loan ID 201083	Fixed	5.375%	2/1/2044	187,315
231,187	Loan ID 201084	Fixed	5.000%	8/1/2038	242,746
149,822	Loan ID 201086	Fixed	4.625%	11/1/2044	144,295
273,958	Loan ID 201089	Fixed	4.000%	8/1/2044	229,927
255,789	Loan ID 201090	Fixed	3.625%	11/1/2044	262,014
162,092	Loan ID 201091	Fixed	4.125%	1/1/2045	151,165
261,620	Loan ID 201092	Fixed	5.250%	4/1/2046	274,701
139,883	Loan ID 201093	Fixed	4.125%	9/1/2043	72,194
154,450	Loan ID 201094	Fixed	4.550%	3/1/2044	147,654
237,828	Loan ID 201095	Fixed	3.875%	8/1/2044	223,480
240,063	Loan ID 201097	Fixed	3.990%	1/1/2045	217,860
149,950	Loan ID 201099	Fixed	2.875%	3/1/2030	141,865
99,113	Loan ID 201100	Fixed	4.125%	7/1/2043	104,069

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$356,029	Loan ID 201101	Fixed	4.625%	3/1/2045	$336,121
158,205	Loan ID 201103	ARM	2.875%	5/1/2044	161,986
162,984	Loan ID 201104	Fixed	4.375%	4/1/2045	152,946
299,329	Loan ID 201105	Fixed	4.250%	11/1/2044	313,420
81,623	Loan ID 201107	Fixed	5.150%	2/1/2036	80,397
154,167	Loan ID 201108	Fixed	4.750%	2/1/2054	149,072
542,238	Loan ID 201110	ARM	3.875%	4/1/2037	351,485
162,271	Loan ID 201111	Fixed	4.000%	4/1/2050	86,188
252,960	Loan ID 201112	Fixed	4.750%	8/1/2037	226,397
79,070	Loan ID 201113	Fixed	5.750%	12/1/2052	83,023
110,936	Loan ID 201114	Fixed	8.087%	5/1/2054	68,664
514,669	Loan ID 201115	Fixed	4.000%	2/1/2051	481,040
82,756	Loan ID 201116	Fixed	4.250%	10/1/2052	38,246
129,773	Loan ID 201117	Fixed	4.500%	11/1/2037	89,964
247,582	Loan ID 201118	Fixed	2.000%	11/1/2054	135,960
131,536	Loan ID 201119	Fixed	4.000%	5/1/2034	133,341
53,912	Loan ID 201120	Fixed	4.500%	4/1/2037	47,807
93,687	Loan ID 201121	Fixed	3.000%	10/1/2037	69,318
86,639	Loan ID 201122	Fixed	4.750%	11/1/2048	83,942
174,190	Loan ID 201123	Fixed	3.000%	7/1/2054	46,892
252,361	Loan ID 201124	Fixed	4.750%	4/1/2040	221,206
440,026	Loan ID 201126	Fixed	6.500%	4/1/2049	236,591
82,790	Loan ID 201127	ARM	2.750%	4/1/2037	26,844
279,677	Loan ID 201128	Fixed	2.000%	10/1/2036	153,148
160,663	Loan ID 201129	Fixed	4.875%	6/1/2051	156,064
123,838	Loan ID 201130	Fixed	4.850%	2/1/2038	123,838
120,586	Loan ID 201131	Fixed	5.353%	5/1/2053	109,553
171,612	Loan ID 201132	Fixed	3.000%	7/1/2037	128,787
154,252	Loan ID 201133	Fixed	2.000%	6/1/2051	116,028
200,530	Loan ID 201134	Fixed	2.000%	10/1/2053	141,215
533,991	Loan ID 201135	Fixed	2.000%	6/1/2051	430,889
526,947	Loan ID 201136	Fixed	2.000%	2/1/2036	458,641
292,190	Loan ID 201137	Fixed	2.000%	12/1/2052	221,612
60,419	Loan ID 201138	Fixed	4.250%	3/1/2034	50,730
164,122	Loan ID 201139	Fixed	2.000%	11/1/2053	125,535
159,519	Loan ID 201140	Fixed	4.870%	1/1/2038	154,931
143,843	Loan ID 201141	Fixed	2.000%	5/1/2052	107,632
450,559	Loan ID 201142	Fixed	2.000%	9/1/2035	356,782
91,059	Loan ID 201143	Fixed	2.000%	11/1/2037	84,684
103,175	Loan ID 201144	Fixed	3.000%	9/1/2045	90,960
230,500	Loan ID 201145	Fixed	4.375%	4/1/2051	219,508
133,567	Loan ID 201146	Fixed	4.875%	8/1/2054	120,002
110,605	Loan ID 201147	Fixed	2.000%	11/1/2051	90,177
98,568	Loan ID 201148	Fixed	3.950%	10/1/2042	92,036

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$279,690	Loan ID 201149	Fixed	5.719%	6/1/2051	$215,765
103,463	Loan ID 201150	Fixed	2.000%	7/1/2037	93,066
479,473	Loan ID 201152	Fixed	2.000%	8/1/2050	411,065
250,771	Loan ID 201153	Fixed	4.000%	6/1/2050	182,833
62,272	Loan ID 201154	ARM	3.500%	11/1/2041	65,386
96,306	Loan ID 201155	Fixed	2.000%	11/1/2053	63,890
64,918	Loan ID 201156	Fixed	4.000%	4/1/2050	47,009
292,248	Loan ID 201157	Fixed	4.000%	3/1/2055	305,966
296,999	Loan ID 201158	Fixed	2.000%	8/1/2052	239,794
71,364	Loan ID 201159	Fixed	2.000%	6/1/2039	23,301
204,091	Loan ID 201160	Fixed	4.000%	10/1/2049	114,951
297,316	Loan ID 201161	Fixed	3.000%	6/1/2054	157,685
143,746	Loan ID 201162	Fixed	2.125%	12/1/2052	95,870
384,451	Loan ID 201163	Fixed	4.000%	12/1/2049	187,858
166,362	Loan ID 201164	Fixed	3.000%	11/1/2051	136,128
114,490	Loan ID 201165	Fixed	4.750%	1/1/2044	120,215
120,160	Loan ID 201166	Fixed	2.000%	12/1/2054	99,501
438,189	Loan ID 201168	Fixed	2.000%	4/1/2052	350,466
110,773	Loan ID 201169	Fixed	5.934%	9/1/2037	105,063
67,991	Loan ID 201170	Fixed	4.365%	7/1/2037	55,101
69,755	Loan ID 201171	Fixed	2.000%	5/1/2051	55,464
104,885	Loan ID 201172	Fixed	4.000%	6/1/2050	82,232
109,641	Loan ID 201173	Fixed	2.000%	11/1/2047	26,249
148,956	Loan ID 201174	Fixed	4.750%	1/1/2053	146,877
64,594	Loan ID 201175	Fixed	4.000%	9/1/2044	56,940
135,646	Loan ID 201176	Fixed	4.250%	8/1/2053	128,876
269,053	Loan ID 201177	Fixed	2.000%	7/1/2046	223,354
308,265	Loan ID 201178	Fixed	3.193%	6/1/2051	129,145
302,516	Loan ID 201179	Fixed	3.000%	5/1/2051	175,559
419,345	Loan ID 201180	Fixed	2.000%	6/1/2053	357,908
319,672	Loan ID 201181	Fixed	4.500%	4/1/2034	292,122
51,475	Loan ID 201182	Fixed	3.290%	3/1/2034	41,257
135,752	Loan ID 201183	Fixed	2.375%	10/1/2052	103,658
64,134	Loan ID 201184	Fixed	4.000%	6/1/2049	67,080
261,114	Loan ID 201185	Fixed	5.760%	10/1/2053	274,169
82,720	Loan ID 201187	Fixed	2.000%	11/1/2048	45,673
626,909	Loan ID 201188	Fixed	2.000%	8/1/2052	449,306
105,541	Loan ID 201189	Fixed	4.500%	12/1/2051	110,818
161,115	Loan ID 201190	Fixed	4.250%	6/1/2051	169,171
212,664	Loan ID 201191	Fixed	3.000%	2/1/2037	206,763
117,776	Loan ID 201192	Fixed	2.000%	2/1/2051	104,230
232,449	Loan ID 201193	Fixed	3.000%	5/1/2051	131,614
329,911	Loan ID 201194	Fixed	2.000%	6/1/2054	244,644
148,113	Loan ID 201195	Fixed	3.500%	5/1/2036	127,134

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$640,373	Loan ID 201196	Fixed	2.000%	11/1/2036	$525,622
178,477	Loan ID 201197	Fixed	5.125%	8/1/2037	163,793
51,310	Loan ID 201198	Fixed	4.125%	9/1/2053	53,725
339,506	Loan ID 201199	Fixed	3.000%	11/1/2046	268,326
293,204	Loan ID 201200	Fixed	4.500%	3/1/2044	286,601
295,021	Loan ID 201201	Fixed	4.500%	8/1/2044	309,772
193,716	Loan ID 201202	Fixed	3.750%	8/1/2044	172,672
127,459	Loan ID 201203	Fixed	3.875%	12/1/2044	116,498
460,095	Loan ID 201204	Fixed	3.750%	4/1/2045	474,307
152,230	Loan ID 201205	Fixed	4.625%	1/1/2045	157,877
132,573	Loan ID 201206	Fixed	3.990%	4/1/2045	138,058
425,231	Loan ID 201207	Fixed	4.625%	8/1/2051	398,382
117,533	Loan ID 201208	Fixed	4.625%	4/1/2045	117,533
182,572	Loan ID 201209	Fixed	4.250%	4/1/2045	181,752
175,987	Loan ID 201210	Fixed	3.500%	12/1/2042	144,678
132,112	Loan ID 201211	Fixed	4.125%	7/1/2044	125,285
367,806	Loan ID 201212	Fixed	4.625%	3/1/2045	261,260
203,391	Loan ID 201213	Fixed	4.875%	8/1/2044	207,989
560,203	Loan ID 201214	ARM	2.875%	9/1/2043	497,704
272,106	Loan ID 201216	Fixed	3.500%	2/1/2043	244,664
103,921	Loan ID 201217	Fixed	3.875%	5/1/2045	97,850
128,885	Loan ID 201218	Fixed	4.125%	1/1/2045	119,713
69,876	Loan ID 201219	Fixed	4.000%	7/1/2044	71,955
295,961	Loan ID 201220	Fixed	4.125%	8/1/2045	270,118
67,146	Loan ID 201221	Fixed	3.250%	5/1/2043	57,795
48,841	Loan ID 201222	Fixed	5.125%	1/1/2045	49,372
230,614	Loan ID 201223	Fixed	3.875%	4/1/2030	241,728
254,021	Loan ID 201224	Fixed	4.625%	9/1/2044	266,722
62,202	Loan ID 201226	Fixed	5.000%	3/1/2045	65,265
179,617	Loan ID 201227	Fixed	5.125%	3/1/2045	186,249
66,515	Loan ID 201228	Fixed	4.625%	3/1/2045	68,184
102,601	Loan ID 201229	Fixed	3.250%	7/1/2024	103,923
205,053	Loan ID 201230	Fixed	3.875%	3/1/2045	207,907
209,833	Loan ID 201231	Fixed	4.250%	8/1/2045	213,175
126,574	Loan ID 201232	Fixed	4.500%	1/1/2045	127,627
262,524	Loan ID 201233	Fixed	4.500%	12/1/2044	250,180
204,351	Loan ID 201234	Fixed	5.000%	10/1/2045	195,333
93,934	Loan ID 201235	Fixed	3.750%	7/1/2045	94,119
68,932	Loan ID 201236	Fixed	5.250%	2/1/2044	72,378
241,993	Loan ID 201237	Fixed	3.750%	5/1/2045	245,596
203,453	Loan ID 201238	Fixed	5.125%	12/1/2044	213,625
191,455	Loan ID 201239	Fixed	4.500%	3/1/2045	201,028
161,027	Loan ID 201240	Fixed	4.250%	10/1/2045	168,406
301,856	Loan ID 201241	Fixed	4.375%	7/1/2045	314,331

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$230,765	Loan ID 201242	Fixed	4.625%	11/1/2044	$241,256
112,995	Loan ID 201243	Fixed	4.625%	11/1/2045	115,022
408,003	Loan ID 201244	Fixed	4.500%	6/1/2045	381,433
117,921	Loan ID 201245	Fixed	4.750%	8/1/2044	113,488
324,298	Loan ID 201246	Fixed	4.750%	1/1/2045	314,778
190,300	Loan ID 201247	Fixed	4.250%	5/1/2045	157,631
102,740	Loan ID 201248	Fixed	4.875%	7/1/2044	107,331
473,252	Loan ID 201249	Fixed	4.625%	8/1/2045	433,194
64,733	Loan ID 201250	Fixed	4.250%	10/1/2045	66,799
133,471	Loan ID 201251	Fixed	4.500%	8/1/2045	124,920
12,501	Loan ID 201253	ARM	8.750%	3/1/2019	13,127
164,102	Loan ID 201254	ARM	6.840%	9/1/2034	172,307
250,937	Loan ID 201255	ARM	7.000%	6/1/2035	263,484
41,615	Loan ID 201256	ARM	10.500%	10/1/2021	43,696
244,817	Loan ID 201257	Fixed	4.500%	5/1/2044	256,580
92,929	Loan ID 201258	Fixed	4.500%	6/1/2045	78,368
121,051	Loan ID 201259	Fixed	4.625%	1/1/2046	99,833
175,244	Loan ID 201260	Fixed	4.750%	9/1/2045	183,775
102,237	Loan ID 201261	Fixed	4.125%	6/1/2045	105,791
61,979	Loan ID 201262	Fixed	4.200%	1/1/2046	63,943
51,295	Loan ID 201263	Fixed	4.750%	10/1/2045	43,251
191,094	Loan ID 201264	Fixed	5.000%	3/1/2045	118,992
365,276	Loan ID 201265	Fixed	4.750%	6/1/2045	373,460
148,804	Loan ID 201266	Fixed	4.500%	2/1/2046	148,271
190,829	Loan ID 201267	Fixed	4.875%	12/1/2045	190,084
242,095	Loan ID 201268	Fixed	4.250%	6/1/2045	252,274
127,413	Loan ID 201269	Fixed	4.375%	12/1/2045	82,954
156,061	Loan ID 201270	Fixed	4.125%	2/1/2045	146,047
260,521	Loan ID 201271	Fixed	4.500%	6/1/2045	243,300
142,782	Loan ID 201272	Fixed	4.750%	11/1/2044	146,293
245,977	Loan ID 201273	Fixed	4.500%	12/1/2045	249,169
223,067	Loan ID 201274	Fixed	4.125%	10/1/2045	206,045
575,930	Loan ID 201276	Fixed	4.000%	11/1/2045	604,727
197,482	Loan ID 201278	Fixed	3.750%	12/1/2045	169,787
321,501	Loan ID 201279	Fixed	4.875%	3/1/2046	250,791
377,976	Loan ID 201280	Fixed	4.500%	4/1/2046	366,877
156,603	Loan ID 201281	Fixed	4.875%	7/1/2044	164,434
131,918	Loan ID 201282	Fixed	5.250%	1/1/2046	126,557
113,390	Loan ID 201283	Fixed	4.250%	11/1/2045	115,928
144,472	Loan ID 201284	Fixed	3.625%	2/1/2029	151,145
35,413	Loan ID 201285	Fixed	4.625%	11/1/2028	37,184
112,598	Loan ID 201286	Fixed	4.375%	12/1/2045	115,958
189,872	Loan ID 201287	Fixed	3.625%	4/1/2046	191,605
126,757	Loan ID 201288	Fixed	4.500%	2/1/2046	115,281

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$87,459	Loan ID 201289	Fixed	4.000%	3/1/2045	$89,434
254,748	Loan ID 201290	Fixed	4.750%	7/1/2045	266,822
310,353	Loan ID 201291	Fixed	5.000%	8/1/2045	316,576
83,285	Loan ID 201292	Fixed	4.500%	5/1/2045	87,449
37,919	Loan ID 201293	Fixed	4.875%	9/1/2045	39,005
129,469	Loan ID 201294	Fixed	4.625%	2/1/2046	116,115
101,326	Loan ID 201295	Fixed	4.500%	12/1/2045	83,055
780,319	Loan ID 201296	Fixed	4.250%	2/1/2046	805,868
349,691	Loan ID 201297	Fixed	4.875%	8/1/2045	367,176
156,231	Loan ID 201298	Fixed	4.250%	8/1/2045	161,002
261,468	Loan ID 201299	Fixed	4.250%	12/1/2045	203,794
201,452	Loan ID 201300	Fixed	4.750%	3/1/2046	203,801
75,280	Loan ID 201301	Fixed	4.550%	10/1/2044	77,233
139,114	Loan ID 201302	Fixed	4.250%	5/1/2045	144,573
100,192	Loan ID 201303	Fixed	3.875%	3/1/2045	102,889
234,810	Loan ID 201304	Fixed	4.125%	2/1/2046	205,070
152,287	Loan ID 201305	Fixed	4.625%	8/1/2044	157,092
120,761	Loan ID 201306	Fixed	3.875%	9/1/2045	104,628
171,225	Loan ID 201307	Fixed	4.250%	11/1/2045	155,187
64,523	Loan ID 201308	Fixed	4.625%	11/1/2045	66,390
167,601	Loan ID 201309	Fixed	4.000%	9/1/2045	110,865
192,005	Loan ID 201310	Fixed	4.750%	9/1/2045	164,770
140,740	Loan ID 201311	Fixed	4.375%	3/1/2046	139,842
174,051	Loan ID 201312	Fixed	4.250%	2/1/2046	179,073
331,027	Loan ID 201313	Fixed	4.625%	1/1/2046	336,066
115,710	Loan ID 201315	Fixed	4.375%	9/1/2045	117,389
166,246	Loan ID 201316	Fixed	4.500%	2/1/2046	127,797
170,551	Loan ID 201317	Fixed	5.250%	2/1/2046	160,610
87,594	Loan ID 201318	Fixed	4.750%	11/1/2045	74,865
177,213	Loan ID 201319	Fixed	4.375%	10/1/2045	159,836
169,397	Loan ID 201320	Fixed	4.000%	10/1/2045	173,726
99,824	Loan ID 201321	Fixed	4.000%	1/1/2046	85,977
142,617	Loan ID 201322	Fixed	4.750%	9/1/2045	147,745
126,980	Loan ID 201323	Fixed	4.375%	7/1/2045	130,445
139,256	Loan ID 201324	Fixed	5.250%	4/1/2046	124,675
213,831	Loan ID 201325	Fixed	4.500%	5/1/2046	184,152
181,771	Loan ID 201326	Fixed	4.625%	3/1/2046	161,424
214,630	Loan ID 201327	Fixed	4.250%	9/1/2045	221,574
196,676	Loan ID 201328	Fixed	4.250%	11/1/2045	172,492
164,368	Loan ID 201329	Fixed	4.250%	11/1/2045	129,373
277,221	Loan ID 201330	Fixed	4.375%	6/1/2046	252,888
365,294	Loan ID 201331	Fixed	4.250%	10/1/2044	376,549
275,780	Loan ID 201332	Fixed	4.000%	11/1/2045	239,004
358,973	Loan ID 201333	Fixed	3.875%	1/1/2046	305,524

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 93.2%
$398,393	Loan ID 201334	Fixed	4.500%	3/1/2044	$418,313
197,283	Loan ID 201335	Fixed	4.750%	1/1/2046	203,040
195,031	Loan ID 201336	Fixed	4.750%	1/1/2046	153,844
141,499	Loan ID 201337	Fixed	9.500%	1/1/2046	148,574
141,240	Loan ID 201338	Fixed	4.375%	10/1/2045	143,070
428,795	Loan ID 201339	Fixed	4.625%	7/1/2045	369,501
127,485	Loan ID 201340	Fixed	4.375%	7/1/2045	117,167
150,905	Loan ID 201341	Fixed	4.050%	11/1/2045	135,284
148,760	Loan ID 201342	Fixed	4.750%	7/1/2045	153,272
90,361	Loan ID 201343	Fixed	4.250%	11/1/2045	92,089
75,439	Loan ID 201344	Fixed	5.000%	7/1/2044	79,211
140,669	Loan ID 201345	Fixed	4.125%	5/1/2045	125,912
482,975	Loan ID 201347	Fixed	5.750%	5/1/2046	507,124
467,323	Loan ID 201348	Fixed	6.500%	5/1/2046	490,689
243,410	Loan ID 201349	Fixed	5.625%	2/1/2046	255,091
251,717	Loan ID 201350	Fixed	4.000%	6/1/2045	230,249
64,349	Loan ID 201351	Fixed	4.500%	4/1/2045	46,108
76,167	Loan ID 201352	Fixed	4.875%	3/1/2045	78,891
507,739	Loan ID 201353	ARM	3.875%	5/1/2046	532,492
525,055	Loan ID 201354	Fixed	3.375%	7/1/2046	523,788
137,878	Loan ID 201355	Fixed	5.250%	12/1/2045	141,568
107,180	Loan ID 201356	Fixed	4.625%	10/1/2045	108,096
124,335	Loan ID 201357	Fixed	4.750%	5/1/2046	120,096
154,716	Loan ID 201358	Fixed	4.875%	7/1/2045	148,088
196,137	Loan ID 201359	Fixed	4.250%	9/1/2045	200,101
287,468	Loan ID 201360	Fixed	4.375%	9/1/2044	300,098
149,147	Loan ID 201361	Fixed	5.250%	7/1/2044	156,605
120,288	Loan ID 201362	Fixed	4.375%	4/1/2036	115,890
128,849	Loan ID 201363	Fixed	4.250%	2/1/2046	102,439
115,978	Loan ID 201364	Fixed	3.875%	4/1/2046	95,828
188,940,143	TOTAL MORTGAGE NOTES (Cost - $150,396,153)*		’		169,713,431

	OTHER INVESTMENTS* (Cost - $366,499)(a) - 0.2%				404,767

	TOTAL INVESTMENTS (Cost - $150,762,652)(a) - 93.4%				$170,118,198
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%				11,890,119
	NET ASSETS - 100.0%				$182,008,317

ARM - Adjustable Rate Mortgage

*	Illiquid Securities

**	Non -income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same as there are no book to tax differences.

Unrealized appreciation:	$24,437,676
Unrealized depreciation:	(5,082,130)
Net unrealized appreciation:	$19,355,546

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Assets and Liabilities
September 30, 2016

Assets:
Investments at Value (identified cost $150,762,652)	$170,118,198
Cash	8,337,456
Interest Receivable	2,024,096
Receivable for Securities Sold and Principal Paydowns	703,275
Receivable for Fund Shares Sold	108,950
Due from Investment Adviser	1,314,486
Deferred Financing Fees, Net	77,231
Prepaid Expenses and Other Assets	829,331
Total Assets	183,513,023

Liabilities:
Related Party Payable	26,234
Payable to Shareholders	1,332,484
Accrued Expenses and Other Liabilities	145,988
Total Liabilities	1,504,706

Net Assets	$182,008,317

Composition of Net Assets:
At September 30, 2016, Net Assets consisted of:
Paid-in-Beneficial Interest	$161,234,616
Accumulated Net Investment Income	25,559
Accumulated Net Realized Gain From Investments	1,392,596
Net Unrealized Appreciation on Investments	19,355,546
Net Assets	$182,008,317

Net Asset Value Per Share
Net Assets	$182,008,317
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	14,581,202
Net Asset Value and Repurchase Price per Share (a)	$12.49
Offering Price per Share (Maximum sales charge of 4.50%)	$13.07
(a) NAV is rounded

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Operations
For the Year Ended September 30, 2016

Investment Income:
Interest Income	$8,917,571
Total Investment Income	8,917,571

Expenses:
Investment Advisory Fees	2,119,196
Security Servicing Fees	771,641
Advisor Transition Expenses	348,297
Interest Expense	227,671
Transfer Agent Fees	181,502
Administration Fees	158,092
Insurance Expense	149,083
Legal Fees	123,373
Audit Fees	117,756
Line of Credit Fees	108,133
Non 12b-1 Shareholder Expense	104,162
Security Pricing Expense	103,237
Printing Expense	101,957
Custody Fees	95,250
Trustees’ Fees	65,232
Shareholder Servicing Fees	54,338
Fund Accounting Fees	49,026
Registration and Filing Fees	35,096
Chief Compliance Officer Fees	26,041
Miscellaneous Expenses	20,542
Total Expenses	4,959,625
Less: Expenses Waived by Adviser	(1,063,215)
Net Expenses	3,896,410
Net Investment Income	5,021,161

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,558,992
Net Change in Unrealized Appreciation on Investments	17,268,989
Net Realized and Unrealized Gain on Investments	18,827,981

Net Increase in Net Assets Resulting From Operations	$23,849,142

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	September 30, 2016	September 30, 2015

Operations:
Net Investment Income	$5,021,161	$5,088,866
Net Realized Gain on Investments	1,558,992	5,577,999
Net Change in Unrealized Appreciation on Investments	17,268,989	1,042,946
Net Increase in Net Assets
Resulting From Operations	23,849,142	11,709,811

Distributions to Shareholders From:
Net Investment Income ($0.38 and $0.44 per share, respectively)	(5,278,242)	(5,481,291)
Net Realized Gains ($0.35 and $0.04 per share, respectively)	(4,894,463)	(496,914)
Total Distributions to Shareholders	(10,172,705)	(5,978,205)

Beneficial Interest Transactions:
Proceeds from Shares Issued	36,900,456	63,006,549
Distributions Reinvested	5,848,424	3,206,422
Cost of Shares Redeemed	(34,799,498)	(20,172,498)
Total Beneficial Interest Transactions	7,949,382	46,040,473

Total Increase in Net Assets	21,625,819	51,772,079

Net Assets:
Beginning of Period	160,382,498	108,610,419
End of Period (including accumulated net investment income (loss) of $25,559 and $(476,009), respectively)	$182,008,317	$160,382,498

Share Activity
Shares Issued	3,120,942	5,565,739
Shares Reinvested	483,421	283,130
Shares Redeemed	(2,937,959)	(1,769,354)
Net Increase in Shares of Beneficial Interest Outstanding	666,404	4,079,515

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Cash Flows
For the Year Ended September 30, 2016

Increase (Decrease) in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$23,849,142

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used for Operating Activities:

Purchases of Long-Term Portfolio Investments	(23,279,952)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	22,088,772
Decrease in Interest Receivable	81,477
Decrease in Receivable for Securities Sold and Principal Paydowns	1,962,373
Decrease in Receivable for Fund Shares Sold	72,740
Increase in Prepaid Expenses and Other Assets	(526,963)
Decrease in Accrued Advisory Fees	(153,216)
Decrease in Shareholder Servicing Fees	(2,124)
Decrease in Accrued Expenses and Other Liabilities	(253,211)
Increase in Related Party Payable	26,234
Amortization of Deferred Financing Fees	108,133
Net Amortization on Investments	(1,422,126)
Net Realized Gain on Investments	(1,558,992)
Change in Unrealized Appreciation on Investments	(17,268,989)

Net Cash Provided by Operating Activities	3,723,298

Cash Flows Provided by/Used for Financing Activities:
Deferred Financing Costs	(185,364)
Proceeds from Sale of Shares	38,232,940
Redemption of Shares	(36,082,424)
Dividends Paid to Shareholders, Net of Reinvestments	(4,324,281)
Proceeds from Line of Credit	(13,521,750)
Net Cash Provided by Financing Activities	(15,880,879)

Net Increase in Cash	(12,157,581)
Cash at Beginning of Period	20,495,037
Cash at End of Period	$8,337,456

Supplemental Disclosure of Cash Flow Information:

Non-Cash Financing Activities Included Reinvestment of Distributions During the Fiscal Period of $5,848,424

Non-Cash Financing Activities Included Proceeds from Shares issued of $1,332,484

Non-Cash Financing Activities Included Cost of Shares Redeemed of $1,282,926

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year		Year		Year		Year	Period
	Ended		Ended		Ended		Ended	Ended
	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013	September 30, 2012**

Net Asset Value, Beginning of Period	$11.53		$11.04		$10.87		$10.58	$10.00

From Operations:
Net investment income (a)	0.36		0.41		0.51		0.50	0.33
Net gain from investments (both realized and unrealized)	1.33		0.56		0.27		0.28	0.44
Total from operations	1.69		0.97		0.78		0.78	0.77

Distributions to shareholders from:
Net investment income	(0.38)		(0.44)		(0.56)		(0.42)	(0.19)
Net realized gains	(0.35)		(0.04)		(0.05)		(0.07)	—
Total distributions	(0.73)		(0.48)		(0.61)		(0.49)	(0.19)

Net Asset Value, End of Period	$12.49		$11.53		$11.04		$10.87	$10.58

Total Return (b)	15.10%		8.86%		7.29%		7.42%	7.70	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$182,008		$160,382		$108,610		$39,987	$11,756
Ratio of gross expenses to average net assets	2.95	% (e)(f)	2.67	% (e)(f)	2.32	% (e)	3.20%	9.42	% (c)
Ratio of net expenses to average net assets	2.26	% (e)(f)	2.33	% (e)(f)	1.91	% (e)	1.85%	1.85	% (c)
Ratio of net investment income to average net assets	2.98	% (e)(f)	3.54	% (e)(f)	4.68	% (e)	4.61%	4.21	% (c)
Portfolio turnover rate	13.72%		2.58%		8.37%		11.68%	1.50	% (d)

**	The Fund commenced operations on December 30, 2011.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Ratio includes 0.20%, 0.27% and 0.06% for the years ended September 30, 2016, September 30, 2015 and September 30, 2014, respectively, that attributed to interest expenses and fees.

(f)	Ratio includes 0.21% and 0.21% for the years ended September 30, 2016 and the year ended September 30, 2015, respectively, that attributed to adviser transition expenses.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements
September 30, 2016

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek income. The Fund commenced operations on December 30, 2011. The Fund currently offers shares at net asset value plus a maximum sales charge of 4.50%. Oakline Advisors, LLC, formerly known as Behringer Advisors, LLC (the “Advisor”) serves as the Fund’s investment adviser.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Mortgage Notes – On October 13, 2015 the Fund began using an independent third-party pricing service, approved by the Fund’s Board of Trustees (“the Board”), to value its Mortgage Notes on a daily basis. The Fund had previously used the prior advisor’s proprietary model. The Fund’s NAV increased $0.76 per share upon conversion to the new pricing service on October 13, 2015. The revaluing of certain Mortgage Notes (see Note 3 for more detail) decreased the original October 13, 2015 value $0.42 per share. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks their pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of residential mortgage loans. The combination of loan level criteria and daily market adjustments produced a daily price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a daily basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored daily relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Fund undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Fund validates its understanding of methodology and assumptions underlying the fair value used.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Notwithstanding, the actual sale price of a Mortgage Note will likely be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$169,713,431	$169,713,431
Other Investments	—	—	404,767	$404,767
Total	$—	$—	$170,118,198	$170,118,198

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$148,189,668	$487,243	$148,676,911
Net realized gain (loss)	1,535,546	23,446	1,558,992
Change in unrealized appreciation (depreciation)	17,169,195	99,794	17,268,989
Cost of purchases	23,279,952	—	23,279,952
Proceeds from sales and principal paydow	(21,536,745)	(552,027)	(22,088,772)
Amortization	1,408,454	13,672	1,422,126
Net Transfers within level 3	(332,639)	332,639	—
Ending balance	$169,713,431	$404,767	$170,118,198

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2016 is $17,268,989.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2016. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

					Weighted
				Range of	Average of
			Unobservable	Unobservable	Unobservable
	Value	Valuation Technique	Inputs	Inputs	Inputs
		Comprehensive
		pricing model with
		emphasis on
		discounted cash	Constant
Mortgage Notes	$169,713,431	flows	prepayment rate	0-44.8%	13.90%
			Deliquency	0-3,104 days	36 days
			Loan-to-Value	3-300%	87.1%
Other Investments	404,767	Market comparable	Sales prices	$65-$150 sq/ft	$102 sq/ft
Closing Balance	$170,118,198

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

Security Transactions and
Investment Income -	Impact to Value if	Impact to Value if
Investment Security	Input Increases	Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On February 5, 2013, the Fund entered into a revolving line of credit agreement with Sunwest Bank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement was the lesser of $15 million or 33% of the eligible portion of the Fund’s loans. On February 5, 2016, the original maturity date, the agreement was amended to extend the maturity date to May 5, 2016 and waive any event of default. The Fund entered into the Amended and Restated Credit Agreement (“Amended Agreement”) on June 29, 2016. Borrowings under the Amended Agreement continue to bear interest at a rate equal to the Wall Street Journal Prime, with a floor rate of 3.50%, per annum, on the outstanding principal balance and the maximum amount of borrowing allowed continues to be the lesser of $15 million or 33% of the eligible portion of the Fund’s loans. The Amended Agreement matures on January 5, 2018. The Fund incurred deferred financing fees of $185,364 as a result of the Amended Agreement. Accumulated amortization of deferred financing fees was $108,133 as of September 30, 2016. During the year ended September 30, 2016, the Fund utilized the line of credit. The average amount of borrowing outstanding for the period was $8,555,192 and the total interest expense was $227,671. As of September 30, 2016, there were no borrowings outstanding under the line of credit. The outstanding balance under the line of credit was $15,000,000 at March 10, 2017.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2013 - 2015 tax returns or expected to be taken in the Fund’s 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains not previously distributed, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	REPRICING OF CERTAIN MORTGAGE NOTES

As noted above, the Fund began using an independent third-party valuation service on October 13, 2015 which, in general, priced all of the Fund’s Mortgage Notes on a daily basis. However, there were two general exceptions. One related to loans having a portion of their unpaid principle balance deferred to maturity (“deferred balance”), and the other related to loans that had provisions for contractual increases in future interest rates (“step rates”). Both of these situations typically resulted from prior loan modifications.

In the case of loans with deferred balance features, the Fund used several procedures during the year. For the period October 1, 2015 through October 12, 2015, the Fund employed the prior advisor’s proprietary model in a manner consistent with historical practice. For the period October 13, 2015 (when the Fund’s current valuation service’s model was first deployed) through September 23, 2016, the Fund’s Administrator applied certain pricing information obtained from the Fund’s valuation service to the amount of deferred balances that it maintained on the Fund’s books.

During the course of working with the Fund’s valuation service to include the pricing of the deferred balances in their model, the Fund determined that some information relating to step rate loans was not being considered in determining the fair value of the Mortgage Notes. When discovered, management sought to have such information additionally included in the valuation servicer’s model. This occurred simultaneously on September 26, 2016 with the inclusion of the deferred balance information, after such step rate loan information was also validated.

As a result of the change in the valuation process, the Fund reported a decrease in its NAV of $0.31 per share on September 26, 2016. Since the change was viewed as material, the Board determined that the Fund should revalue its Mortgage Notes for the period of October 13, 2015 through September 23, 2016 using revised pricing obtained from the Fund’s valuation service. After repricing, it was determined that the Fund’s daily NAV (and NAV per share) were overstated during this period.

As a result, the Fund will reprocess certain shareholder transactions that occurred during this period and has calculated the amounts, if any, due to, or from, the Fund or such shareholders as of September 30, 2016 (see Note 6).

4.	INVESTMENT IN RESTRICTED SECURITIES

Notes secured by a mortgage or deed of trust held by the Fund (“Restricted Securities”), while exempt from registration under the Securities Act of 1933 (the “1933 Act”), are subject to certain restrictions on resale and cannot be sold publicly. The Fund may invest in Restricted Securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

good faith in accordance with procedures adopted by the Board of Trustees. The Fund has no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act.

5.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees – Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended September 30, 2016, the Advisor earned advisory fees of $2,119,196.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until January 31, 2018, so that the total annual operating expenses of the Fund do not exceed 1.85% of the average daily net assets of the Fund. The Fund incurred extraordinary expenses totaling $348,297 during the year ended September 30, 2016 associated with the transition to the new Advisor. These extraordinary transition expenses are not subject to the operating expense limitation. Waivers and expense reimbursements may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived. For the year ended September 30, 2016, the Advisor waived advisory fees of $1,063,215. Expenses subject to recapture by the Advisor amounted to $178,366 that will expire on September 30, 2018 and $1,063,215 that will expire on September 30, 2019.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan to pay for certain shareholder services. Under the Plan, the Fund will pay 0.03% per year of its average daily net assets for such shareholder service activities. The Fund does not pay shareholder servicing fees to the Distributor. For the year ended September 30, 2016, the Fund incurred shareholder servicing fees of $54,338.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

Security Servicing Agent – The Fund pays Statebridge Company, LLC (“Statebridge”), an unaffiliated third party, a fee for the collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower’s default.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or advisor a quarterly fee of $5,000, as well as reimbursement for any reasonable expenses incurred attending meetings. Additionally, beginning November 11, 2016, each unaffiliated Trustee will receive $2,500 per meeting and the lead unaffiliated Trustee will receive an additional $10,000 per year. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

6.	RECEIVABLE FROM ADVISOR/PAYABLE TO SHAREHOLDERS

As a result of the recalculation of the Fund’s NAV (and NAV per share) for the period October 13, 2015 to September 23, 2016 as described in Note 3, the Fund has recorded certain adjustments to its financial position as of September 30, 2016. For shareholders who had a portion of their shares redeemed and are still shareholders, and for shareholders who acquired shares and are still shareholders; their remaining share counts will be decreased or increased to reflect the Fund’s revised NAV per share on the dates of their transactions.

As of September 30, 2016 the over payment to redeemed shareholders totaling $1,242,366 has been recorded as a receivable from the Advisor of which a portion is expected to be recovered through the reprocessing of shareholder transactions, and the under-issued shares to acquiring shareholders totaling $1,332,484 has been recorded as a payable to shareholders; with offsetting entries to the Fund’s paid-in-beneficial interests.

The Fund has also recorded a receivable from the Advisor in the amount of $40,560 reflecting the amount the Advisor has agreed to pay the Fund as a reimbursement for over payments of asset-based fees including advisory fees and interest on the reimbursement amounts.

7.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2016 amounted to $23,279,952 and $22,088,772 respectively.

8.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended September 30, 2016, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer #1	Offer #2	Offer #3	Offer #4
Commencement Date	09/11/15	12/15/15	03/21/16	06/15/16
Repurchase Request Deadline	10/16/15	01/20/16	04/22/16	07/21/16
Repurchase Pricing Date	10/16/15	01/20/16	04/22/16	07/21/16
Net Asset Value as of Repurchase Pricing Date	$12.35	$12.06	$12.26	$12.46
Amount Repurchased	$8,668,005	$8,898,952	$9,296,040	$9,219,427
Percentage of Outstanding Share Repurchased	5.00%	5.00%	5.00%	5.00%

The following repurchases offer occurred subsequent to the reporting period:

	Repurchase Offer	Repurchase Offer
Commencement Date	09/12/16	12/13/2016
Repurchase Request Deadline	10/17/16	1/20/2017
Repurchase Pricing Date	10/17/16	1/20/2017

Net Asset Value as of Repurchase Pricing Date	$12.50	$12.37
Amount Repurchased	$9,257,348	$9,000,244
Percentage of Outstanding Share Repurchased	5.00%	5.00%

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$5,780,415	$5,734,414
Long-Term Capital Gain	4,392,290	243,791
	$10,172,705	$5,978,205

As of September 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$558,522	$893,855	$—	$—	$(34,222)	$19,355,546	$20,773,701

The amount listed under other book/tax differences for the Fund is primarily attributable to tax adjustments for defaulted notes.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2016

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for defaulted notes, resulted in reclassification for the year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$282,640	$(282,640)

10.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that other than those disclosed in these financial statements, there were no other subsequent events to report through the issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Vertical Capital Income Fund:

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (the Fund), including the portfolio of investments, as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financials highlights for each of the years in the two-year period ended September 30, 2014, and for the period December 30, 2011 (commencement of operations) through September 30, 2012 of Vertical Capital Income Fund were audited by other auditors whose report thereon dated November 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vertical Capital Income Fund as of September 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Dallas, Texas

March 21, 2017

Supplemental Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT*

The Investment Advisory Agreement (“New Agreement”) was approved by a majority of the Board, including the Independent Trustees, at an in-person meeting held on June 29, 2015. The Board reviewed the materials provided by the Advisor: Oakline Advisors, LLC (formerly known as Behringer Advisors, LLC) in advance of the meeting. The Trustees were assisted by independent legal counsel throughout the New Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services. The Trustees discussed the Advisor’s history and portfolio management experience. They noted that the Advisor and its affiliates currently serves a variety of retail, registered investment advisers and institutional investor clients, managing approximately $787 million in assets across its non-listed real estate investment trust (“REIT”), closed end funds and DST/Net Lease platform (a real estate related investment vehicle). The Trustees reviewed the background and experience of the Advisor’s team proposed to advise and service the Fund. They noted that although the Advisor had not provided advisory services to a registered investment company directly, they considered the varied and extensive experience of the portfolio management and compliance teams, and the Advisor’s ability to leverage the experience and expertise of its affiliates to the benefit of the Fund and shareholders. The Trustees discussed the investment advisory and related services to be provided to the Fund noting that the Advisor would oversee the day-to-day operations of the Fund, provide a variety of investment advisory services including execution and management of the Fund’s investment portfolio, and provide oversight and compliance. They considered that although the Advisor does not have experience in the residential mortgage markets, it does have previous experience with REIT and real-estate related investments. The Trustees noted positively the significant support the Advisor has in the Advisor-affiliated entities which further strengthen the services available to the Fund and shareholders. The Trustees discussed the Advisor’s proposal for the ongoing management and implementation of strategy changes for the Fund over time, and agreed that it had given thoughtful consideration to the development of a strategic and promising plan for the Fund. After further discussion, the Trustees concluded that the Advisor has the potential to provide advisory services to the Fund in line with the Board’s expectations.

Performance. The Trustees reviewed the performance of a variety of accounts currently managed by the Advisor. They noted that the Advisor does not currently manage a fund with a strategy substantially similar to that of the Fund, so the performance information provided was merely illustrative of the Advisor’s general capabilities. They also reviewed the performance of multiple REITs managed by the Advisor noting the positive returns in each period shown. The Trustees considered that while the Advisor does not have experience in the residential mortgage market, its experience and successful track record in the commercial real-estate and REIT markets suggest it has the capacity to provide positive returns for shareholders.

Fees and Expenses. The Trustees noted that the Advisor proposed to charge an advisory fee of 1.25%, equal to that currently paid by the Fund. They considered that the proposed fee was higher than the Morningstar category of real estate related funds average but within the range of fees of the peer group. The Trustees noted that Morningstar does not have a closed-end interval fund category and, therefore, the Morningstar comparison, while informative is not directly on point as to the relative reasonableness of the proposed fee. The Trustees further considered that the Advisor would maintain a contractual fee waiver until January 31, 2017 limiting the Fund’s total expense ratio to 1.85%. After further discussion, the Trustees concluded that the proposed advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by the Advisor, and discussed the Advisor’s estimated profitability in connection with its relationship with the Fund. They noted that the Advisor anticipates realizing a net profit during the initial term of the New Agreement but agreed that the amount of profit was not excessive in terms of actual dollars or as a percentage of revenue. The Trustees further noted that the Advisor had agreed, if shareholders approve the New Agreement, to pay a portion of an existing shortfall in the Fund’s mortgage loan servicing account. They considered that the Advisor’s profitability analysis did not take this expense into account, and if it had, the Advisor would realize a net loss in connection with its relationship with the Fund for the first year. After further discussion, the Trustees concluded the Advisor’s estimated profitability was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees noted the absence of breakpoints in the Advisor’s fee proposal. They considered the Advisor’s representation that the Fund could benefit from economies as certain expenses of the Fund will be leveraged across the Advisor’s shared services platform and firm resources. After further discussion, the Trustees agreed that the matter of economies of scale would be revisited in connection with the renewal of the New Agreement as the Advisor’s costs are more clearly identified and prospects for Fund growth are better understood.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the New Agreement is in the best interests of the shareholders of Vertical Capital Income Fund.

PROXY VOTE

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, October 30, 2015, shareholders of record as of the close of business on September 4, 2015 voted to approve the following proposal:

Proposal 1: To Elect a new Trustee

Shares Voted	Shares Voted Against
In Favor	or Abstentions
12,293,980	878,966

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Monday, November 16, 2015, shareholders of record as of the close of business on September 4, 2015 voted to approve the following proposal:

Proposal: To approve a new investment Advisory Agreement between the Fund and Behringer Advisors, LLC.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
6,909,137	255,810

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2016 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY 11788.

Independent Trustees
Name (Year of Birth)	Number of
Position held with the Fund*	Portfolios in Fund
Principal Occupations and Other Directorships During Past 5 Years	Complex Overseen
by Trustee**
Robert J. Boulware (1956) Trustee, since August 2011 Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present. Other Directorships: Trustee, Met Investors Series Trust (48 portfolios), March 2008 to present; Metropolitan Series Funds (30 portfolios) April 2012 to Present; Director, Gainsco Inc. (auto insurance) May 2005 to present, Trustee, Sharespost 100 Fund, March 2013 to Present.	1
Mark J. Schlafly (1961) Trustee, since August 2011 Managing Director, Russell Investments, June 2013 to January 2015; Staff Member, Weston Center, Washington University, August 2011 to present; Other Directorships: None	1
T. Neil Bathon (1961) Trustee, since August 2011 Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC (consulting firm), July 2006 to Present; Other Directorships: BNY Mellon Chartable Gift Fund, July 2013 to Present	1

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2016 (Unaudited)

Interested Trustees and Officers
Name (Year of Birth)	Number of
Position held with the Fund*	Portfolios in Fund
Principal Occupations and Other Directorships During Past 5 Years	Complex Overseen by Trustee**
Robert J. Chapman *** (1947) Trustee, since August 2015 Executive Vice President, Oakline Advisors, LLC (investment adviser), a position held since July 2015. Executive Vice President, Stratera Holdings, LLC (financial services holding company) a position held since 2007. Other Directorships: None	1
Michael D. Cohen (1974)
President, since July 2015
Chief Executive Officer, Stratera Holdings, LLC, (financial services holding company), a position held since October 2016, President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Jan. 2013 to Apr. 2015. President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, Jan. 2011 to Apr. 2015. Similar positions held at subsidiaries of Stratera Holdings. Executive Vice President of Pathway Energy Infrastructure Management, LLC, Aug. 2014 to present. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to present. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to present. Executive Vice President, Pathway Energy Infrastructure Fund, LLC, Feb 2013 to present. Executive Vice President of Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to present.
Other Directorships: N/A	N/A
Jason Hall (1966)
Treasurer, since July 2015
Senior VP, Chief Financial Officer, Chief Accounting Officer and Treasurer, Behringer Harvard Opportunity REIT II Inc., positions held since Oct. 2014; Senior VP, Chief Accounting Officer, Treasurer, Sept. 2013 to Oct. 2014;Treasurer, Director of Financial Reporting, Senior Fund Controller, Jan 2012 to Sept. 2013, Director of Financial Reporting, Senior Fund Controller, Behringer Harvard Holdings, LLC (financial services holding company), Jan. 2011 to Dec. 2011.
Other Directorships: N/A	N/A
Harris Cohen (1981)
Assistant Treasurer since 2011
Assistant Vice President of Fund Administration (2016-Present); Manager of Fund Administration (2011-2016); Senior Fund Administrator (2005-2011), Gemini Fund Services, LLC.
Other Directorships: N/A	N/A
Stanton P. Eigenbrodt (1965)
Secretary since July 2015
Executive Vice President of Oakline Advisors, a position held since July 2015. Chief Legal Officer of Statera Holdings, LLC (financial services holding company) a position held since 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006-2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.
Other Directorships: N/A	N/A
Emile R. Molineaux (1962)
Chief Compliance Officer and Anti-Money Laundering Officer Since August 2011
Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).
Other Directorships: N/A	N/A

*	The term of office for each Trustee listed above will continue indefinitely and officers listed above serve subject to annual reappointment.

**	The term “Fund Complex” refers to the Vertical Capital Income Fund.

***	Mr. Chapman is an interested Trustee because he is also an officer of the Fund’s investment adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-277-VCIF.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser
Oakline Advisors, LLC
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

Registrant Advisor

FYE 09/30/16      $141,500    N/A

FYE 09/30/15      $130,193    N/A

(b)	Audit-Related Fees

Registrant Advisor

FYE 09/30/16          $0      N/A

FYE 09/30/15          $0      N/A

(c)	Tax Fees

Registrant Advisor

FYE 09/30/16          $0        N/A

FYE 09/30/15          $0        N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Registrant Advisor

FYE 09/30/16          $0         N/A

FYE 09/30/15          $0         N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Registrant Advisor

Audit-Related Fees:         N/A      N/A

Tax Fees:                        N/A     N/A

All Other Fees:                N/A      N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Advisor

FYE 09/30/2016            $0         N/A

FYE 09/30/2015            $0         N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented. Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2016, Mr. Chapman, Chairman of the Board and Executive Vice President of the Adviser, and Mr. David Aisner, Executive Vice President of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since July 6, 2015. Mr. Chapman and Mr. Chase are not compensated through their share of the profits, if any, of the Adviser. Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As September 30, 2016, Mr. Chapman and Mr. Aisner owned no shares of the Fund.

As of September 30, 2016, Mr. Chapman was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of September 30, 2016, Mr. Aisner was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting. However, a change to the internal control over financial reporting was made subsequent to the end of the reporting period. This change provides for (1) the remodeling of Mortgage Notes to include additional information related to modified loans; (2) validation of the data inputs to insure complete and accurate information used to calculate the fair value; (3) enhancement of data transfer between third-party service providers to provide a more complete dataset to determine the fair value; (4) conducting of back-testing that reasonably supports the assumptions used in fair valuing the securities and (5) developing enhanced escalation procedures to address any fair valuation concerns—these enhanced escalation procedures are expected to be completed by the registrant’s next filing on this Form.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/Michael D. Cohen

Michael D. Cohen, President

Date 3/22/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/Michael D. Cohen

Michael D. Cohen, President

Date 3/22/17

By (Signature and Title)

* /s/S. Jason Hall

S. Jason Hall Treasurer

Date 3/22/17

* Print the name and title of each signing officer under his or her signature.